Exhibit 10.1



             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of January 16, 2007 (the "Agreement"), is executed by and among KABLE MEDIA SERVICES, INC., a Delaware corporation ("KMS"), KABLE NEWS COMPANY, INC., an Illinois corporation ("KNC"), KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation ("KDS"), KABLE NEWS EXPORT, LTD., a Delaware corporation ("KEXP"), KABLE NEWS INTERNATIONAL, INC., a Delaware corporation ("KINT"), KABLE
FULFILLMENT SERVICES, INC., a Delaware corporation ("KFS"), KABLE FULFILLMENT SERVICES OF OHIO, INC., a Delaware corporation ("KFSO"), PALM COAST DATA HOLDCO, INC., a Delaware corporation ("PCD"), and PALM COAST DATA, LLC a Delaware limited liability company ("PCD LLC") (collectively, the "Borrowers"), and
LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Lender"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603.

                                R E C I T A L S:
                                - - - - - - - -

     A. The Lender and KNC, KDS, KEXP, KINT, KFS and KFSO are parties to Amended and Restated Loan and Security Agreement dated as of April 28, 2005, as amended by First Amendment to Amended and Restated Loan and Security Agreement dated April 27, 2006 and as amended, modified or supplemented from time to time (the "Existing Loan Agreement") and other agreements dated as of April 28, 2005.

     B. The Borrowers have applied for a joint and several (i) revolving credit facility from the Lender consisting of a revolving credit loan and letters of credit in an aggregate principal amount of up to $35,000,000.00 to be used, in part, to fund a portion of the acquisition by KMS of PCD and its subsidiary, PCD, LLC and for working capital needs, (ii) secured term loan of $3,036,000.00,
(iii) a capital expenditure line of credit from the Lender in an amount of up to $1,500,000.00 to finance the cost of new Equipment and (iv) a revolving credit loan in an amount not to exceed the lesser of (A) $10,000,000.00 and (B) the Bauer Borrowing Base.

     C. The Borrowers have requested that the Lender amend and restate the Existing Loan Agreement to (i) cancel the existing credit facilities, (ii) consolidate, in part, the revolving credit facilities and certain existing term debt and (iii) add KMS, PCD and PCD, LLC as additional Borrowers.

     D. The  Lender is  willing  to do the same on the terms and  subject to the
conditions  contained  herein  and  in  the  other  agreements,   documents  and
instruments contemplated under the terms of this Agreement.

     NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements set forth herein, the Borrowers and the Lender agree as follows:

                              A G R E E M E N T S:

Section 1. DEFINITIONS.
           -----------

     1.1 Defined  Terms.  For the  purposes  of this  Agreement,  the  following
         --------------
capitalized words and phrases shall have the meanings set forth below.

     "Account  Debtor" shall mean any Person who is and/or may become  obligated
      ---------------
to any of the Borrowers under or on account of any of the Accounts.

     "Accounts"  shall mean trade  accounts  receivable  of any of the Borrowers
      --------
arising out of the bona fide sale of goods and/or performance of services in the ordinary course of such Borrower's business which have been invoiced by such Borrower.

     "Acquisition" shall mean any transaction or series of related  transactions
      -----------
for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Securities of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

     "Affiliate"  of any Person shall mean (a) any other Person which,  directly
      ---------
or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person, and (c) with respect to the Lender, any entity administered or managed by the Lender, or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be "controlled by" any other Person if such Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of such Person whether by contract, ownership of voting securities, membership interests or otherwise.

     "Applicable  Margin"  shall mean,  for any day, the rate per annum added to
      ------------------
LIBOR or Fixed LIBOR to determine the Facility A Interest Rate, Facility C Interest Rate and Facility D Interest Rate as determined by the ratio of average daily Senior Debt of the Borrowers for the prior fiscal quarter to EBITDA for the prior twelve months as set forth below opposite the level (the "Level") then in effect; it being understood that the Applicable Margin for (i) LIBOR Loans and Fixed LIBOR Loans shall be the percentage set forth under the column "LIBOR", (ii) Prime Rate Loans shall be the percentage set forth under the column "Prime", and (iii) the Non-Utilization Fee Rate shall be the percentage set forth under the column "Non-Use Fee":


------------- -------------------------------------- ----------------------- ---------------------- ------------------
              Ratio of Average Daily                 Spread over:            Spread over:           Non-Use Fee
              ----------------------
Level         Senior Debt/TTM EBITDA                 LIBOR                   Prime                  (Revolvers A
-----         ----------------------                 -----                   -----                  ------------
                                                                                                    and D)
                                                                                                    ------

------------- -------------------------------------- ----------------------- ---------------------- ------------------
I             > 2.25 to 1                            250 bps                 0 bps                  25 bps

------------- -------------------------------------- ----------------------- ---------------------- ------------------
II            > 1.50 to 1 and < 2.25 to 1            225 bps                 0 bps                  25 bps

------------- -------------------------------------- ----------------------- ---------------------- ------------------
III           > 1.00 to 1 and < 1.50 to 1            200 bps                 0 bps                  25 bps

------------- -------------------------------------- ----------------------- ---------------------- ------------------
IV            > .50 to 1 and < 1.00 to 1             175 bps                 0 bps                  25 bps

------------- -------------------------------------- ----------------------- ---------------------- ------------------
V             < .50 to 1                             150 bps                 0 bps                  25 bps

------------- -------------------------------------- ----------------------- ---------------------- ------------------

provided that until receipt of the January 31, 2007 financial statements and compliance certificate, the applicable interest rate margins shall be those corresponding to Level III.

     "Asset  Disposition"  shall  mean  the  sale,  lease,  assignment  or other
      ------------------
transfer for value (each a "Disposition") by the Borrowers to any Person (other than any other Borrower or any Subsidiary that becomes a Borrower) of any asset or right of the Borrowers (including, the loss, destruction or damage of any thereof or any actual or threatened (in writing to the Borrowers) condemnation, confiscation, requisition, seizure or taking thereof), other than (a) the Disposition of any asset which is to be replaced, and is in fact replaced, within one hundred eighty (180) days with another asset performing the same or a similar function unless Borrowers reasonably decide they no longer need it for the continued operation of their business, (b) the sale or lease of Inventory in the ordinary course of business, (c) leases and licenses in the ordinary course of business, (d) Investments permitted under this Agreement, (e) use of cash in the ordinary course of business, (f) Restricted Payments permitted under this Agreement and (g) other Dispositions in any fiscal year the net proceeds of which do not in the aggregate exceed One Million Dollars ($1,000,000) provided, that the Borrowers may exceed such limit upon prior receipt of written consent thereto from the Lender.

     "Bankruptcy  Code" shall mean the United  States  Bankruptcy  Code,  as now
      ----------------
existing or hereafter amended.

     "Bauer"  shall  mean  Heinrich  Bauer  Verlag  Beteilgungs  GMBH,  a German
      -----
corporation authorized to do business in New Jersey.

     "Bauer Accounts" shall mean all accounts receivable of KDS from wholesalers
      --------------
or other direct customers of KDS representing a right to payment of a monetary obligation as shown on KDS' statements to such wholesalers or other customers arising solely from the distribution, sale or other disposition by KDS of magazines provided by Bauer in connection with the Bauer Distribution Agreement.

     "Bauer Borrowing Base" shall mean 40% of the unpaid amount of all otherwise
      --------------------
eligible Bauer Accounts (subject to the Bauer Sublimit Amount).

     "Bauer Distribution  Agreement" shall mean the Distribution Agreement dated
      -----------------------------
as of January 3, 2006 between Bauer and KDS, as the same may be amended, supplemented or otherwise modified from time to time.

     "Bauer  Event of Default"  shall mean a material  default as defined in the
      -----------------------
Bauer Distribution Agreement or other default by KDS under the Bauer Distribution Agreement if it becomes the basis of an Act of Enforcement (as defined in the Intercreditor Agreement).

     "Bauer  Sublimit  Amount" means a maximum advance under the Facility D Loan
      -----------------------
for Bauer Accounts of $10,000,000.

     "Borrowing  Base"  shall  mean  an  amount  equal  to  the  lesser  of  (i)
      ---------------
$35,000,000 and (ii) the total of (a) 85% of the unpaid amount (net of such reserves and allowances as the Lender deems necessary in its reasonable discretion) of all Eligible Domestic Accounts plus (b) 60% of the unpaid amount (net of such reserves and allowances as the Lender deems necessary in its reasonable discretion) of all Eligible Foreign Accounts (subject to a maximum advance of US$3,000,000). Lender reserves the right to amend the initial advance rate of the Borrowing Base for PCD, LLC Accounts within thirty (30) days of the completion of the field audit examination of PCD, LLC.

     "Borrowing Base  Certificate"  shall mean a certificate to be signed by the
      ---------------------------
Borrowers certifying to the accuracy of the Borrowing Base amount and the Bauer Borrowing Base, in form reasonably satisfactory to the Lender.

     "Business Day" shall mean any day other than a Saturday,  Sunday or a legal
      ------------
holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in Chicago, Illinois or solely to establish LIBOR, in London, England.

     "Canadian  Subsidiary"  shall mean Kable News  Company of Canada,  Ltd.,  a
      --------------------
corporation organized under the laws of the Province of Ontario, Canada.

     "Capital  Expenditures" shall mean all expenditures  (including Capitalized
      ---------------------
Lease Obligations) which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Borrowers, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

     "Capital  Lease" shall mean,  as to any Person,  a lease of any interest in
      --------------
any kind of property or asset, whether real, personal or mixed, or tangible or intangible, by such Person, as lessee, that is, or should be, in accordance with Financial Accounting Standards Board Statement No. 13, as amended from time to time, or, if such statement is not then in effect, such statement of GAAP as may be applicable, recorded as a "capital lease" on the balance sheet of such Person prepared in accordance with GAAP.

     "Capital  Securities"  shall mean, with respect to any Person,  all shares,
      -------------------
interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued or acquired after the date hereof, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership or any other equivalent of such ownership interest.

     "Capitalized  Lease  Obligations"  shall mean, as to any Person, all rental
      -------------------------------
obligations of such Person, as lessee under a Capital Lease which are or will be required to be capitalized on the balance sheet of such Person.

     "Cash  Collateralize"  shall mean to deliver cash collateral to the Lender,
      -------------------
to be held as cash collateral for outstanding Letters of Credit, pursuant to documentation reasonably satisfactory to the Lender. Derivatives of such term have corresponding meanings.

     "Cash Equivalent  Investment"  shall mean, at any time, (a) any evidence of
      ---------------------------
Debt, maturing not more than one year after such time, issued or guaranteed by the United States government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by the Lender or its holding company) rated at least A-l by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-l by Moody's Investors Service, Inc., (c) any certificate of deposit, time deposit or banker's acceptance, maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by the Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) any repurchase agreement entered into with the Lender, or other commercial banking institution of the nature referred to in clause (c), which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above, and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of the Lender, or other commercial banking institution, thereunder, (e) money market accounts or mutual funds which invest primarily in assets satisfying the foregoing requirements, and (f) other short term liquid investments approved in writing by the Lender.

     "Change of  Control"  shall  mean the  occurrence  of any of the  following
      ------------------
events: (a) KMS shall cease to own and control, directly or indirectly, 100% of the outstanding Capital Securities of KDS; (b) KDS shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Capital Securities of KEXP and KINT or of the surviving or resulting corporation in the event of their merger or consolidation; (c) KMS shall cease to own and control, directly or indirectly, 100% of the outstanding Capital Securities of KNC; (d) KNC shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Capital Securities of KFS and KFSO or of the surviving or resulting corporation in the event of their merger or consolidation or (e) the granting by KMS, directly or indirectly, of a security interest in its ownership interest in any of the Borrowers, which could result in a change in the identity of the individuals or entities in control of such Borrower. For the purpose hereof, the terms "control" or "controlling" shall mean the possession of the power to direct, or cause the direction of, the management and policies of the Borrower(s) by contract or voting of securities or ownership interests.

     "Collateral" shall mean, with respect to any Borrower, any and all of their
      ----------
respective property, of any kind or description, tangible or intangible, wheresoever located and whether now existing or hereafter arising or acquired, along with the products and proceeds therefrom, including, but not limited to, the following:

          (a) all property of, or for the account of, such Borrower now or hereafter coming into the possession, control or custody of, or in transit to, the Lender or any agent or bailee for the Lender or any parent, Affiliate or Subsidiary of the Lender or any participant with the Lender in the Loans (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise), including all earnings, dividends, interest, or other rights in connection therewith and the products and proceeds therefrom, including the proceeds of insurance thereon; and

          (b) the additional property of such Borrower, whether now existing or hereafter arising or acquired, and wherever now or hereafter located, together with all additions and accessions thereto, substitutions, betterments and replacements therefor, products and Proceeds therefrom, and all of such Borrower's books and records and recorded data relating thereto (regardless of the medium of recording or storage), together with all of the Borrower's right, title and interest in and to all computer software required to utilize, create, maintain and process any such records or data on electronic media, identified and set forth as follows:

               (i) All Accounts and all Goods whose sale, lease or other disposition by such Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such Borrower, or rejected or refused by an Account Debtor;

               (ii) All Inventory, including, without limitation, raw materials, work-in-process and finished goods;

               (iii) All Goods (other than Inventory), including, without limitation, embedded software, Equipment, vehicles, furniture and Fixtures;

               (iv) All Software and computer programs;

               (v) All Securities, Investment Property, Financial Assets and Deposit Accounts;

               (vi) All Chattel Paper, Electronic Chattel Paper, Instruments, Documents, Letter of Credit Rights, all proceeds of letters of credit, Health-Care-Insurance Receivables, Supporting Obligations, notes secured by real estate, Commercial Tort Claims, intellectual property including copyrights and General Intangibles, including Payment Intangibles; and

               (vii) All Proceeds (whether Cash Proceeds or Noncash Proceeds) of the foregoing property, including, without limitation, all insurance policies and proceeds of insurance payable by reason of loss or damage to the foregoing property, including unearned premiums, and of eminent domain or condemnation awards.

     Notwithstanding the foregoing, Collateral shall not include (A) any real property of any of the Borrowers, (B) any property of or for account of, or any Borrower's interest in the Capital Securities of any other Borrower or any Subsidiary of any Borrower, including the Canadian Subsidiary.

     "Collateral Access Agreement" shall mean an agreement in form and substance
      ---------------------------
reasonably satisfactory to the Lender pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by the Borrowers, acknowledges the Liens of the Lender and waives any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits the Lender reasonable access to and use of such real property following the occurrence and during the continuance of an Event of Default, to assemble, complete and sell any collateral stored or otherwise located thereon.

     "Compliance   Certificate"   shall  mean  a   Compliance   Certificate   in
      ------------------------
substantially the form of Exhibit A.
                          ---------

     "Contingent   Liability"   and   "Contingent   Liabilities"   shall   mean,
      ----------------------           ------------------------
respectively, each obligation and liability of the Borrowers and all such obligations and liabilities of the Borrowers incurred pursuant to any agreement, undertaking or arrangement by which the Borrower: (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including without limitation, any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) guarantees the payment of dividends or other distributions upon the shares or ownership interest of any other Person; (c) undertakes or agrees (whether contingently or otherwise): (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor, (ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received; (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (e) to induce the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or
(f) undertakes or agrees otherwise to assure a creditor against loss. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

     "Cost of Funds  Rate"  shall mean a fixed rate of  interest  based upon the
      -------------------
then-current cost of funds index of the Lender for a four-year period.

     "Debt"  shall  mean,  as  to  any  Person,  without  duplication,  (a)  all
      ----
indebtedness of such Person; (b) all borrowed money of such Person (including principal, interest, fees and charges), whether or not evidenced by bonds, debentures, notes or similar instruments; (c) all obligations to pay the deferred purchase price of property or services; (d) all obligations, contingent or otherwise, with respect to the maximum face amount of all letters of credit (whether or not drawn), bankers' acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), and all unpaid drawings in respect of such letters of credit, bankers' acceptances and similar obligations; (e) all indebtedness secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed by such Person (provided, however, if such Person has not assumed or otherwise become liable in respect of such indebtedness, such indebtedness shall be deemed to be in an amount equal to fair market value of the property subject to such Lien at the time of determination); (f) the aggregate amount of all Capitalized Lease Obligations of such Person; (g) all Contingent Liabilities of such Person, whether or not reflected on its balance sheet; (h) all Hedging Obligations of such Person; (i) all Debt of any partnership of which such Person is a general partner unless it is non-recourse to the general partner; and (j) all monetary obligations of such Person under (i) a so-called synthetic, off-balance sheet or tax retention lease, or (ii) an agreement for the use or possession of property (other than an operating lease) creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). Notwithstanding the foregoing, Debt shall not include (A) trade payables and accrued expenses incurred by such Person in accordance with customary practices and in the ordinary course of business of such Person, or (B) accumulated other comprehensive loss with respect to any unpaid liabilities relating to any Employee Plan of any Borrower as would be shown on a consolidated balance sheet of the Borrowers prepared in accordance with GAAP.

     "Default  Rate" shall mean a per annum rate of interest  equal to the Prime
      -------------
Rate plus two percent (2.00%).

     "Depreciation"   shall  mean  the  total  amounts  added  to  depreciation,
      ------------
amortization, obsolescence, valuation and other proper reserves, as reflected on each of the Borrower's financial statements and determined in accordance with GAAP.

     "EBITDA" shall mean, for any specified period, the sum of the following for
      ------
such period: (a) Net Income, plus (b) Interest Charges; plus (c) federal and state income taxes (including the Illinois replacement tax); plus (d) Depreciation; plus (e) non-cash management compensation expense; plus (f) all other non-cash charges, in each case to the extent included in determining Net Income for such period. For purposes of determining compliance with Section 10.3 of this Agreement as of the end of any fiscal quarter, EBITDA for the 12-month period ending at the end of any such fiscal quarter shall include on a pro-forma bases EBITDA of PCD for any portion of such 12-month period that is prior to the acquisition by KMS of PCD and PCD, LLC. For the purpose hereof, EBITDA of PCD for the 12-month period preceding such acquisition shall be deemed to be $7,000,000, accumulated ratably over such 12-month period.

     "Eligible Account" and "Eligible  Accounts" shall mean each Account and all
      ----------------       ------------------
such Accounts (exclusive of sales, excise or other similar taxes) owing to any of the Borrowers which meets each of the following requirements:

          (a) it is genuine in all respects and has arisen in the ordinary course of the Borrower's business from (i) the performance of services by the Borrowers, which services have been fully performed, acknowledged and accepted by the Account Debtor or (ii) the sale, license, assignment or lease of Goods or Software by the Borrowers, including C.O.D. sales, which Goods have been completed in accordance with the Account Debtor's specifications (if any) and delivered to and accepted by the Account Debtor, and the Borrowers have possession of, or have delivered to the Lender at the Lender's request, shipping and delivery receipts evidencing such delivery;

          (b) it is subject to a perfected (except in the case of Eligible Foreign Accounts), first priority Lien in favor of the Lender and is not subject to any other assignment, claim or Lien;

          (c) it is the valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to the fulfillment of any condition whatsoever or any counterclaim, credit (except as provided in subsection (h) of this definition), trade or volume discount, allowance, discount, rebate or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part and, with respect to any Account other than a Account, the Account Debtor has not refused to accept and/or has not returned or offered to return any of the Goods or services which are the subject of such Account;

          (d) the Account Debtor with respect thereto is a resident or citizen of, and is located within, the United States, Canada (other than Quebec or Inuit), Australia, Belgium, the Caribbean Islands of the Bahamas, Bermuda, Cayman Islands, Jamaica or Puerto Rico, France, the United Kingdom, Germany, Spain, Switzerland, Norway, Portugal, Sweden, Greece, Italy, Singapore, Mexico or New Zealand, unless the sale of goods or services giving rise to such Account is on letter of credit, banker's acceptance or other credit support terms reasonably satisfactory to the Lender;

          (e) it is not an Account (i) arising from a "sale on approval", "sale or return", "consignment", or "guaranteed sale", or are subject to any other repurchase or return agreement or (ii) arising from a "bill and hold";

          (f) it is not an Account with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by the Borrower (or by any agent or custodian of the Borrower) for the account of, or subject to, further and/or future direction from the Account Debtor with respect thereto;

          (g) it arises out of contracts with the United States or any department, agency or instrumentality thereof (including the branches of the United States military) but only to the extent that such Accounts do not exceed an aggregate face amount of $1,000,000, unless the Borrowers have assigned its right to payment of such Account to the Lender pursuant to the Assignment of Claims Act of 1940, and evidence (reasonably satisfactory to the Lender) of such assignment has been delivered to the Lender, or any state, county, city or other governmental body, or any department, agency or instrumentality thereof (to the extent that such Accounts exceed an aggregate face amount of $1,000,000);

          (h) if the Borrower maintains a credit limit for an Account Debtor, the aggregate dollar amount of Accounts due from such Account Debtor, including such Account, does not exceed such credit limit;

          (i) if the Account is evidenced by chattel paper or an instrument, the originals of such chattel paper or instrument shall have been endorsed and/or assigned and delivered to the Lender or, in the case of electronic chattel paper, shall be in the control of the Lender, in each case in a manner satisfactory to the Lender;

          (j) it is an Account stated in a monthly statement or an Account invoiced (and dated as of such date) and, in each case, sent to the Account Debtor thereof within the Borrowers' normal monthly billing cycle, but in no event later than thirty (30) days after the shipment and delivery to the Account Debtor of the Goods giving rise thereto or the performance of the services giving rise thereto and (i) as to KDS and its Subsidiaries which is due and payable within ninety (90) days past the original invoice date (otherwise known as the monthly statement date) thereof, (ii) in the case of Accounts pertaining to KNC, KFS, KFSO and PCD LLC the Account is evidenced by an invoice which is due and payable within forty-five (45) days after the invoice date and is no more than sixty (60) days past the due date of the invoice, and (iii) in the case of Eligible Foreign Accounts, is evidenced by an invoice which is due and payable within one hundred and twenty (120) days after the invoice date, in each case according to the original terms of sale;

          (k) it is not an Account with respect to an Account Debtor that is located in any jurisdiction which has adopted a statute or other requirement with respect to which any Person that obtains business from within such jurisdiction must file a notice of business activities report or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts unless (i) such notice of business activities report has been duly and timely filed or the Borrower is exempt from filing such report and has provided the Lender with satisfactory evidence of such exemption or (ii) the failure to make such filings may be cured retroactively by the Borrower for a nominal fee;

          (l) the Account Debtor with respect thereto is not any of the Borrowers or an Affiliate of a Borrower;

          (m) such Account does not arise out of a contract or order which, by its terms, forbids or makes void or unenforceable the assignment thereof by the Borrowers to the Lender and is not unassignable to the Lender for any other reason;

          (n) there is no bankruptcy, insolvency or liquidation proceeding pending by or against the Account Debtor with respect thereto, nor has the Account Debtor suspended business, made a general assignment for the benefit of creditors or failed to pay its debts generally as they come due, and/or no condition or event has occurred having a material adverse effect on the Account Debtor which would require the Accounts of such Account Debtor to be deemed uncollectible in accordance with GAAP;

          (o) it is not owed by an Account Debtor with respect to which thirty percent (30.00%) or more of the aggregate amount of outstanding Accounts owed at such time by such Account Debtor is classified as ineligible under clause (j) of this definition;

          (p) if the aggregate amount of all Accounts owed by the Account Debtor thereon exceeds thirty percent (30.00%), of the aggregate amount of all Accounts of such Borrowers at such time, then all Accounts owed by such Account Debtor to such Borrowers in excess of such amount shall be deemed ineligible; provided, that, upon the combination of any two Account Debtors who have Accounts owing to the Borrowers by reason of a merger, acquisition or otherwise, the Account Debtors shall be treated as separate entities for a period of three (3) months for the purpose of determining Eligible
     Accounts pursuant to this clause (p); provided, further, that if the aggregate amount of Accounts owed by such Account Debtors during such three
     (3) month period exceeds sixty percent (60.00%) of the aggregate amount of all Accounts of the Borrowers at such time, then all Accounts owed by such Account Debtors to the Borrowers in excess of such amount shall be deemed ineligible;

          (q) it is an Account otherwise eligible hereunder, to the extent of any excess of any reserve, as calculated in accordance with the applicable Borrowing Base Certificate, created by the Borrowers for future return of Goods or any adjustments in estimated returns of Goods as compared to actual returns of Goods to date;

          (r) it is an Account with respect to which the Borrower is or may become liable to the Account Debtor for goods sold or services rendered by such Account Debtor to any of the Borrowers, but only to the extent in excess of the Borrowers' then aggregate liability to such Account Debtor; and

          (s) it does not violate the negative covenants and does satisfy the affirmative covenants of the Borrowers contained in this Agreement.

An Account which is at any time an Eligible Account, but which subsequently fails to meet any of the foregoing requirements, shall forthwith cease to be an Eligible Account. Further, with respect to any Account, if the Lender at any time hereafter determines in its reasonable discretion that the prospect of payment or performance by the Account Debtor with respect thereto is materially impaired for any reason whatsoever, such Account shall cease to be an Eligible Account after notice of such determination is given to the Borrowers. Lender reserves the right to amend the criteria for and definition of Eligible Accounts of PCD and PCD, LLC within thirty (30) days of completion of the Lender's initial field audit of PCD, LLC.

     "Eligible  Costs"  means with  respect to Facility C Loan,  ninety  percent
      ---------------
(90%) of the Lender-approved invoices (which shall not include transportation or installation costs) for Collateral up to an amount not to exceed the balance of the Facility C Loan Commitment.

     "Eligible  Domestic  Accounts" shall mean all accounts  whereby the Account
      ----------------------------
Debtor is a resident or citizen of, and is located within, the United States or Canada (other than Quebec or Inuit).

     "Eligible  Foreign  Accounts" shall mean all Eligible  Accounts whereby the
      ---------------------------
Account Debtor is a resident or citizen of and is located within, Australia, Belgium, the Caribbean Islands of the Bahamas, Bermuda, Cayman Islands, Jamaica or Puerto Rico, France, the United Kingdom, Germany, Spain, Switzerland, Norway, Portugal, Sweden, Greece, Italy, Singapore, Mexico or New Zealand, .

     "Employee Plan" includes any pension, stock bonus, employee stock ownership
      -------------
plan, retirement, profit sharing, deferred compensation, stock option, bonus or other incentive plan, whether qualified or nonqualified, or any disability, medical, dental or other health plan, life insurance or other death benefit plan, vacation benefit plan, severance plan or other employee benefit plan or arrangement, including, without limitation, those pension, profit-sharing and retirement plans of the Borrowers described from time to time in the financial statements of the Borrowers and any pension plan, welfare plan, defined benefit plans (as defined in ERISA) or any multiemployer plan, maintained or administered by any Borrower or to which any Borrower is a party or has any liability or by which any Borrower is bound.

     "Environmental  Laws"  shall mean all present or future  federal,  state or
      -------------------
local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Substance.

     "Equipment"  shall mean  "equipment" as defined in the UCC that is owned by
      ---------
any Borrower, including, without limitation, any and all of such Borrower's machinery, equipment, vehicles, fixtures, furniture, computers, appliances, tools, and other tangible personal property (other than inventory), whether located on such Borrower's premises or located elsewhere, together with any and all accessions, parts and appurtenances thereto, whether presently owned or hereafter acquired by such Borrower.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Event of Default" shall mean any of the events or conditions which are set
      ----------------
forth in Section 11 hereof.

     "Facility  A  Interest  Rate"  shall  mean the  Borrowers'  option of (i) a
      ---------------------------
floating per annum rate of interest equal to the Prime Rate plus the Applicable Margin or (ii) the LIBOR Rate plus the Applicable Margin or (iii) the Fixed LIBOR Rate.

     "Facility A Loan" and  "Facility A Loans"  shall mean,  respectively,  each
      ---------------        ----------------
direct advance and the aggregate of all such direct advances made by the Lender to the Borrowers under and pursuant to this Agreement, as set forth in Section
2.1 of this Agreement.

     "Facility A Loan Availability"  shall mean, at any time, an amount equal to
      ----------------------------
the Facility A Loan Commitment minus the Letter of Credit Obligations.

     "Facility A Loan  Commitment"  shall mean  Thirty  Five  Million and 00/100
      ---------------------------
Dollars ($35,000,000), subject to the Letter of Credit Commitment, as such amount may be reduced pursuant to Section 2.1(c)(ii) hereof.

     "Facility A Maturity  Date" shall mean,  the earlier of (i) May 1, 2010 and
      -------------------------
(ii) the acceleration of such Loan upon the occurrence of an Event of Default affecting such Loan, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for a Facility A Revolving Note.

     "Facility  A Revolving  Note"  shall mean a  revolving  note in the form of
      ---------------------------
Exhibit B hereto, dated as of the date hereof, in the amount of the Facility A Loan Commitment and maturing on the Facility A Maturity Date, duly executed by the Borrowers and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by the Borrowers and delivered to the Lender and given in substitution therefor.

     "Facility B Interest Rate" shall mean 6.4% per annum.
      ------------------------

     "Facility B Loan" shall mean the term loan  consolidating  the aggregate of
      ---------------
all prior direct advances made by the Lender under the Existing Loan Agreement, as set forth in Section 2.2 of this Agreement.

     "Facility B Loan  Commitment"  shall mean Three Million Thirty Six Thousand
      ---------------------------
and 00/100 Dollars ($3,036,000.00).

     "Facility B Maturity Date" shall mean, the earlier of (i) December 31, 2009
      ------------------------
and (ii) the acceleration of such Loan upon the occurrence of an Event of Default affecting such Loan, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for a Facility B Term Note.

     "Facility  B Term  Note"  shall  mean a term note in the form of  Exhibit C
      ----------------------
hereto, dated as of the date hereof, in the amount of the Facility B Loan Commitment and maturing on Facility B Maturity Date, duly executed by the Borrowers and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by the Borrowers and delivered to the Lender and given in substitution therefor.

     "Facility C CapEx Note" shall mean a capital  expenditure  note in the form
      ---------------------
of Exhibit D hereto, dated as of the date hereof, in the amount of the Facility C Loan Commitment and maturing on the Facility C Maturity Date, duly executed by the Borrowers and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by the Borrowers and delivered to the Lender and given in substitution therefor.

     "Facility  C  Interest  Rate"  shall  mean the  Borrowers'  option of (i) a
      ---------------------------
floating per annum rate of interest equal to the Prime Rate plus the Applicable Margin, (ii) the LIBOR Rate plus the Applicable Margin or (iii) the Fixed LIBOR Rate.

     "Facility C Loan" and  "Facility C Loans"  shall mean,  respectively,  each
      ---------------        ----------------
direct advance and the aggregate of all such direct advances made by the Lender to the Borrowers under and pursuant to this Agreement, as set forth in Section
2.3 of this Agreement.

     "Facility C Loan  Commitment"  shall mean One Million Five Hundred Thousand
      ---------------------------
and 00/100 Dollars  ($1,500,000.00),  as such amount may be reduced  pursuant to
Section 2.3 hereof.

     "Facility C Maturity  Date" shall mean,  the earlier of (i) May 1, 2010 and
      -------------------------
(ii) the acceleration of such Loan upon the occurrence of an Event of Default affecting such Loan, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for a Facility C CapEx Note.

     "Facility  D  Interest  Rate"  shall  mean the  Borrowers'  option of (i) a
      ---------------------------
floating per annum rate of interest equal to the Prime Rate, (ii) the LIBOR Rate or (iii) the Fixed LIBOR Rate.

     "Facility D Loan" and  "Facility D Loans"  shall mean,  respectively,  each
      ---------------        ----------------
direct advance and the aggregate of all such direct advances made by the Lender to the Borrowers under and pursuant to this Agreement, as set forth in Section
2.4 of this Agreement.

     "Facility D Loan Availability"  shall mean, at any time, an amount equal to
      ----------------------------
the lesser of: (a) Facility D Loan Commitment or (b) the Bauer Sublimit Amount.

     "Facility D Loan  Commitment"  shall mean Ten  Million  and 00/100  Dollars
      ---------------------------
($10,000,000), as such amount may be reduced pursuant to Section 2.4 hereof.

     "Facility D Maturity  Date" shall mean,  the earlier of (i) May 1, 2010 and
      -------------------------
(ii) the acceleration of such Loan upon the occurrence of an Event of Default affecting such Loan, unless extended by the Lender pursuant to any modification, extension or renewal note executed by the Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for a Facility D Revolving Note.

     "Facility  D Revolving  Note"  shall mean a  revolving  note in the form of
      ---------------------------
Exhibit E hereto, dated as of the date hereof, in the amount of the Facility D Loan Commitment and maturing on the Facility D Maturity Date, duly executed by the Borrowers and payable to the order of the Lender, together with any and all renewal, extension, modification or replacement notes executed by the Borrowers and delivered to the Lender and given in substitution therefor.

     "Fixed  LIBOR Loan" shall mean a Loan  bearing  interest at the Fixed LIBOR
      -----------------
Rate made pursuant to Section 2.1(b) in the case of a Facility A Loan, Section 2.3(b) in the case of a Facility C Loan and Section 2.4(b) in the case of a Facility D Loan.

     "Fixed  LIBOR  Rate"  shall  mean,  for each Fixed  LIBOR  Loan,  a rate of
      ------------------
interest equal to LIBOR for a 30 day interest period on the first Business Day of a month plus the Applicable LIBOR Margin.

     "Funded  Debt" shall mean,  as to any Person,  all Debt of such Person that
      ------------
matures more than one year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from such date).

     "GAAP" shall mean generally accepted  accounting  principles set forth from
      ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination, provided, however, that interim financial statements or reports shall be deemed in compliance with GAAP despite the absence of footnotes and fiscal year-end adjustments as required by GAAP.

     "Hazardous  Substances" shall mean (a) any petroleum or petroleum products,
      ---------------------
radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, radon gas and mold; (b) any chemicals, materials, pollutant or substances defined as or included in the definition of "hazardous substances", "hazardous waste", "hazardous materials", "extremely hazardous substances", "restricted hazardous waste", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to, or release of which is prohibited, limited or regulated by any governmental authority or for which any duty or standard of care is imposed pursuant to, any Environmental Law.

     "Hedging  Agreement"  shall mean any interest  rate,  currency or commodity
      ------------------
swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     "Hedging  Obligation" shall mean, with respect to any Person, any liability
      -------------------
of such Person under any Hedging Agreement.

     "Indemnified  Party" and  "Indemnified  Parties" shall mean,  respectively,
      ------------------        --------------------
each of the Lender and any parent corporation, Affiliate or Subsidiary of the Lender, and each of their respective officers, directors, employees, attorneys and agents, and all of such parties and entities.

     "Intellectual  Property" shall mean the collective reference to all rights,
      ----------------------
priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, patents, service marks and trademarks, and all registrations and applications for registration therefor and all licensees thereof, trade names, domain names, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     "Intercreditor Agreement" shall mean the Intercreditor Agreement,  dated as
      -----------------------
of February 6, 2006, by and among Lender, Bauer and KDS as amended by First Amendment To Intercreditor Agreement dated as of April 27, 2006, and amended, modified or supplemented from time to time.

     "Interest  Charges"  shall  mean,  for any  period,  the  sum  of:  (a) all
      -----------------
interest, charges and related expenses payable with respect to that fiscal period to a lender in connection with borrowed money or the deferred purchase price of assets that are treated as interest in accordance with GAAP, plus (b)
                                                                        ----
the portion of Capitalized Lease Obligations with respect to that fiscal period that should be treated as interest in accordance with GAAP, plus (c) all charges paid or payable (without duplication) during that period with respect to any Hedging Agreements, plus (d) all debt, discount and expense amortized or
                      ----
required to be amortized in the determination of Net Income for such period.

     "Investment"  shall mean,  with respect to any Person,  any  investment  in
      ----------
another Person (other than a Borrower or a Subsidiary of a Borrower that becomes a Borrower under this Agreement), whether by acquisition of any debt or equity security, by making any loan or advance, by becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business); provided, that any advance made to a publisher in the ordinary course of business in an amount not to exceed $1,500,000 in the aggregate and $500,000 to any one publisher shall not be considered an Investment hereunder.

     "Lender Product  Agreements"  shall mean those certain  agreements  entered
      --------------------------
into from time to time by the Borrowers with the Lender or any Affiliate of the Lender concerning Lender Products.

     "Lender  Product  Obligations"  shall  mean all  obligations,  liabilities,
      ----------------------------
contingent reimbursement obligations, fees, and expenses owing by the Borrowers to the Lender or any Affiliate of the Lender pursuant to or evidenced by the Lender Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

     "Lender  Products"  shall mean any  service  or  facility  extended  to the
      ----------------
Borrowers by the Lender or any Affiliate of the Lender, including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards,
(e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, (g) Rate Management Transactions or (h) Hedging Agreements.

     "Letter of Credit" and "Letters of Credit"  shall mean any Letter of Credit
      ----------------       -----------------
issued on behalf of Borrowers in accordance with Section 2.7of this Agreement.

     "Letter of Credit  Application" shall mean, with respect to any request for
      -----------------------------
the issuance of a Letter of Credit, a letter of credit application in the form being used by the Lender at the time of such request for the type of Letter of Credit requested.

     "Letter of Credit Commitment" shall mean Two Hundred Fifty Thousand Dollars
      ---------------------------
(US$250,000).

     "Letter of Credit Fee Rate" means 1.5% per annum.
      -------------------------

     "Letter of Credit Maturity Date" shall mean the Facility A Maturity Date.
      ------------------------------

     "Letter of Credit  Obligations" shall mean, at any time, an amount equal to
      -----------------------------
the aggregate of the original face amounts of all Letters of Credit minus the sum of (i) the amount of any reductions in the original face amount of any Letter of Credit which did not result from a draw thereunder, (ii) the amount of any payments made by the Lender with respect to any draws made under a Letter of Credit for which the Borrowers have reimbursed the Lender, (iii) the amount of any payments made by the Lender with respect to any draws made under a Letter of Credit which have been converted to a Facility A Loan as set forth in Section
2.5 and (iv) the portion of any issued but expired Letter of Credit which has not been drawn by the beneficiary thereunder. For purposes of determining the outstanding Letter of Credit Obligations at any time, the Lender's acceptance of a draft drawn on the Lender pursuant to a Letter of Credit shall constitute a draw on the applicable Letter of Credit at the time of such acceptance.

     "Liabilities" shall mean at all times all liabilities of the Borrowers that
      -----------
would be shown as such on a balance sheet of the Borrowers prepared in accordance with GAAP.

     "LIBOR" shall mean,  with respect to any LIBOR Interest  Period,  a rate of
      -----
interest equal to (a) the per annum rate of interest at which United States dollar deposits for a period equal to the relevant LIBOR Interest Period are offered in the London Interbank Eurodollar market at 11:00 a.m. (London time) two Business Days prior to the commencement of such interest period (or three Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the Lender in its sole discretion), divided by (b) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), or, if LIBOR is not determinable in accordance with the foregoing, as LIBOR is otherwise determined by the Lender in its reasonable discretion. The Lender's determination of LIBOR shall be conclusive, absent manifest error.

     "LIBOR  Interest  Period"  shall mean,  as to any LIBOR  Loan,  a period of
      -----------------------
either overnight or of thirty (30), sixty (60), ninety (90) or one hundred eighty (180) days commencing on a Business Day as selected by the Borrowers pursuant to this Agreement, as the case may be; provided that:

               (a) if any LIBOR Interest Period would otherwise end on a day that is not a Business Day, such LIBOR Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such LIBOR Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (b) any LIBOR Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (c) the Borrowers may not select any LIBOR Interest Period for a Facility A Loan, Facility C Loan or Facility D Loan beyond the scheduled Maturity Date.

     "LIBOR Loan" or "LIBOR  Loans" shall mean that  portion,  and  collectively
      ----------      ------------
those portions, of the aggregate outstanding principal balance of the Loans that bear interest at a LIBOR Rate for the Facility A Loans, the Facility C Loans or the Facility D Loans, as applicable.

     "LIBOR Rate" shall mean,  for each LIBOR Loan, a rate of interest  equal to
      ----------
LIBOR for the relevant LIBOR Interest Period plus the Applicable LIBOR Margin.

     "Lien" shall mean, with respect to any Person, any interest granted by such
      ----
Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person (including, without limitation, an interest in respect of a Capital Lease) which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, title retention lien, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     "Loan Documents" shall mean each of the agreements,  documents, instruments
      --------------
and certificates set forth in Section 3.1 hereof, and any and all such other instruments, documents, certificates and agreements from time to time executed and delivered by the Borrowers or any of their Affiliates for the benefit of the Lender pursuant to any of the foregoing, and all amendments, restatements, supplements and other modifications thereto.

     "Loans"  shall mean,  collectively,  all  Facility A Loans,  the Facility B
      -----
Loan, all Facility C Loans, all Facility D Loans and all other extensions of credit made by the Lender to the Borrowers and all Letter of Credit Obligations, under and pursuant to this Agreement.

     "Lockbox" shall have the meaning set forth in Section 6.9(a) hereof.
      -------

     "Lockbox  Account"  shall  have the  meaning  set forth in  Section  6.9(a)
      ----------------
hereof.

     "Lockbox  Agreement"  shall have the  meaning  set forth in Section  3.1(o)
      ------------------
hereof.

     "Master Letter of Credit  Agreement"  shall mean, at any time, with respect
      ----------------------------------
to the issuance of Letters of Credit, a Master Letter of Credit Agreement in the form being used by the Lender at such time.

     "Material Adverse Effect" shall mean (a) a material adverse change in, or a
      -----------------------
material adverse effect upon, the assets, business, properties, condition (financial or otherwise) or results of operations of the Borrowers taken as a whole which, if quantifiable, does or would be reasonably expected to result in a reduction in retained earnings of more than Three Million Dollars ($3,000,000) after taking into account all deductions, credits, or other tax benefits allowed with respect to the event (b) a material impairment of the ability of the Borrowers to perform any of the Obligations under any of the Loan Documents, or
(c) a material adverse effect on (i) any substantial portion of the Collateral of the Borrowers, (ii) the legality, validity, binding effect or enforceability against the Borrowers of any of the Loan Documents, (iii) the perfection or priority of the Liens on any substantial portion of the Collateral granted to the Lender under any Loan Document by the Borrowers, or (iv) the rights or remedies of the Lender with respect to the Borrowers under any Loan Document.

     "Maturity Date" shall mean, collectively, the Facility A Maturity Date, the
      -------------
Facility B Maturity Date, the Facility C Maturity Date, the Facility D Maturity Date and Letter of Credit Maturity Date.

     "Merger Agreement" shall mean the Agreement and Plan of Merger by and among
      ----------------
AMREP Corporation, Glen Garry Acquisition, Inc., KMS, PCD, PCD LLC, and the Sellers set forth in the agreement dated as of November 7, 2006

     "Net Income" shall mean, with respect to the Borrowers for any period,  the
      ----------
consolidated net income (or loss) of the Borrowers for such period as determined in accordance with GAAP, excluding any gains or losses (within the meaning of GAAP) from Asset Dispositions, any extraordinary gains or losses and any gains or losses from discontinued operations (within the meaning of GAAP).

     "Non-Excluded  Taxes"  shall  have the  meaning  set forth in  Section  2.8
      -------------------
hereof.

     "Non-Utilization  Fee" shall  have the  meaning  set forth in Section  8.23
      --------------------
hereof.

     "Note" and "Notes" shall mean, respectively,  each of and collectively, the
      ----       -----
Facility A Revolving Note, the Facility B Term Note, the Facility C CapEx Note and the Facility D Revolving Note.

     "Obligations"  shall mean the Loans, as evidenced by any Note, all interest
      -----------
accrued thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding, whether or not permitted as a claim thereunder), any fees due the Lender hereunder, any expenses incurred by the Lender hereunder and any and all other liabilities and obligations of the Borrowers to the Lender under this Agreement and any other Loan Document, including any reimbursement obligations of the Borrowers in respect of Letters of Credit and surety bonds, all Hedging Obligations of the Borrowers existing or entered onto during the term of this Agreement which are owed to the Lender or any Affiliate of the Lender, and all Lender Product Obligations of the Borrowers existing or entered into during the term of this Agreement, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, together with any and all renewals or extensions thereof.

     "Obligor" shall mean the Borrowers, any accommodation endorser, third party
      -------
pledgor, or any other party other than the Principal Shareholder liable with respect to the Obligations.

     "OFAC" shall have the meaning specified in Section 8.3 of this Agreement.
      ----

     "Organizational   Identification   Number"  means,  with  respect  to  each
      ----------------------------------------
Borrower, the organizational identification number assigned to such Borrower by the applicable governmental unit or agency of the jurisdiction of organization of such Borrower.

     "Other Taxes" shall mean any present or future stamp or  documentary  taxes
      -----------
or any other excise or property taxes, charges or similar levies which arise from the execution, delivery, enforcement or registration of, or otherwise with respect to, this Agreement or any of the other Loan Documents.

     "Permitted  Business"  shall mean any business  conducted by one or more of
      -------------------
the Borrowers on the closing date and all other businesses reasonably related thereto.

     "Permitted Liens" shall mean (a) Liens for federal or other material Taxes,
      ---------------
assessments or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which the affected Person maintains adequate reserves in accordance with GAAP and in respect of which no Lien has been filed; (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, lessors, mechanics and materialmen and other similar Liens, and (ii) Liens in the form of deposits or pledges incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services, which do not in the aggregate materially detract from the value of the property or assets of the Borrowers or materially impair the use thereof in the operation of the Borrower's business and, in each case, for which it maintains adequate reserves in accordance with GAAP and in respect of which no Lien has been filed; (c) Liens described on Schedule 9.2 as of the closing
                                                  ------------
date and the replacement, extension or renewal of any such Lien upon or in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof); (d) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding Five Hundred Thousand and 00/100 Dollars ($500,000.00) arising in connection with court proceedings, provided the execution or other
                                                 --------
enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings and to the extent such judgments or awards do not constitute an Event of Default under
Section 11.8 hereof; (e) easements,  rights of way, restrictions,  minor defects
------------
or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Borrowers; (f) subject to the limitation set forth in Section 9.1(e), Liens arising in
                                            ---------------
connection with Capitalized Lease Obligations (and attaching only to the property being leased and products and proceeds thereof); (g) subject to the limitation set forth in Section 9.1(e), Liens that constitute purchase money
                        ---------------
security interests on any property securing Debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that
                                                                   --------
any such Lien attaches to such property within twenty (20) days of the acquisition thereof and attaches solely to the property so acquired; (h) Liens granted to the Lender hereunder and under the Loan Documents; (i) usual and customary rights of set off; (j) other Liens which in the aggregate secure Obligations not exceeding Five Hundred Thousand and 00/100 Dollars ($500,000.00) and (k) Liens covering the Bauer Accounts and their proceeds securing the obligations of KDS under the Bauer Distribution Agreement.

     "Permitted Perfection Limitations" shall mean a limitation on the perfected
      --------------------------------
status of Collateral to the extent that (a) perfection would require a notation on the records of the issuer of title (such as motor vehicle titles) and no notation is requested or made or (b) the laws of a jurisdiction outside of the United States of America governs the issue of perfection.

     "Person"  shall mean any natural  person,  partnership,  limited  liability
      ------
company, limited liability partnership, corporation, trust, joint venture, joint stock company, association, unincorporated organization, government or agency or political subdivision thereof, or other entity, whether acting in an individual, fiduciary or other capacity.

     "Prime Loan" or "Prime  Loans" shall mean that  portion,  and  collectively
      ----------      ------------
those portions, of the aggregate outstanding principal balance of the Loans that bear interest at the Prime Rate.

     "Prime Rate" shall mean the  floating  per annum rate of interest  which at
      ----------
any time, and from time to time, shall be most recently announced by the Lender as its Prime or Base Rate, which is not intended to be the Lender's lowest or most favorable rate of interest at any one time. The effective date of any change in the Prime Rate shall for purposes hereof be the date the Prime Rate is changed by the Lender. The Lender shall not be obligated to give notice of any change in the Prime Rate.

     "Principal   Shareholder"  shall  mean  AMREP   Corporation,   an  Oklahoma
      -----------------------
corporation.

     "Rate  Management  Transaction"  shall mean any  transaction  (including an
      -----------------------------
agreement with respect thereto) now existing or hereafter entered into between Borrower and Lender which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

     "Regulatory  Change" shall mean the  introduction  of, or any change in any
      ------------------
applicable law, treaty, rule, regulation or guideline or in the interpretation or administration thereof by any governmental authority or any central bank or other fiscal, monetary or other authority having jurisdiction over the Lender or its lending office.

     "Senior Debt" means all Debt of Borrowers other than Subordinated Debt.
      -----------

     "Shareholder's  Equity"  shall mean at any time the total  assets minus the
      ---------------------
total liabilities adjusted to eliminate the effect of net accumulated other comprehensive loss with respect to any unpaid liabilities related to any Employee Plan as would be shown on a consolidated balance sheet of Borrowers prepared in accordance with GAAP.

     "Subordinated  Debt" shall mean that  portion of the Debt of the  Borrowers
      ------------------
which is subordinated to the Obligations in a manner reasonably satisfactory to the Lender, including, but not limited to, right and time of payment of principal and interest.

     "Subsidiary" and "Subsidiaries" shall mean,  respectively,  with respect to
      ----------       ------------
any Person, each and all such corporations, partnerships, limited partnerships, limited liability companies, limited liability partnerships, joint ventures or other entities of which or in which such Person owns, directly or indirectly, such number of outstanding Capital Securities as have more than fifty percent (50.00%) of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Borrower.

     "Taxes"  shall mean any and all present and future taxes,  duties,  levies,
      -----
imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing.

     "Total  Debt"  shall  mean  all  Debt  of the  Borrowers,  determined  on a
      -----------
consolidated basis, excluding (i) Contingent Liabilities (except to the extent constituting Contingent Liabilities in respect of the Debt of a Person other than Borrowers), (ii) Hedging Obligations, (iii) Debt of Borrowers to other Borrowers and Debt of Subsidiaries to Borrowers, and (iv) contingent obligations in respect of undrawn Letters of Credit.

     "UCC"  shall  mean the  Uniform  Commercial  Code in effect in the state of
      ---
Illinois from time to time.

     "United States  Treasury  Securities"  means actively  traded United States
      -----------------------------------
Treasury bonds, bills and notes.

     "Unmatured Event of Default" shall mean any event which, with the giving of
      --------------------------
notice, the passage of time or both, would constitute an Event of Default.

     "Voidable  Transfer"  shall have the  meaning  set forth in  Section  13.22
      ------------------                                          --------------
hereof.

     "Wholly-Owned  Subsidiary"  shall mean any  Subsidiary of which or in which
      ------------------------
one or more of the Borrowers own, directly or indirectly, one hundred percent (100%) of the Capital Securities of such Subsidiary.

     1.2 Accounting Terms. Any accounting terms used in this Agreement which are
         ----------------
not specifically defined herein shall have the meanings customarily given them in accordance with GAAP. Calculations and determinations of financial and accounting terms used and not otherwise specifically defined hereunder and the preparation of financial statements to be furnished to the Lender pursuant hereto shall be made and prepared, both as to classification of items and as to amount, in accordance with GAAP as used in the preparation of the financial statements of the Borrowers on the date of this Agreement except as otherwise required by changes in GAAP. If any changes in accounting principles or practices from those used in the preparation of the financial statements are hereafter occasioned by the promulgation of rules, regulations, pronouncements and opinions by or required by the Securities and Exchange Commission, the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any successor thereto or agencies with similar functions), which results in a material change in the method of accounting in the financial statements required to be furnished to the Lender hereunder or in the calculation of financial covenants, standards or terms contained in this Agreement, the parties hereto agree to enter into good faith negotiations to amend such provisions so as equitably to reflect such changes to the end that the criteria for evaluating the financial condition and performance of the Borrowers will be the same after such changes as they were before such changes; and if the parties fail to agree on the amendment of such provisions, the Borrowers will furnish financial statements in accordance with such changes, but shall provide calculations for all financial covenants, perform all financial covenants and otherwise observe all financial standards and terms in accordance with applicable accounting principles and practices in effect immediately prior to such changes. Calculations with respect to financial covenants required to be stated in accordance with applicable accounting principles and practices in effect immediately prior to such changes shall be reviewed and certified by the Borrower's accountants. Calculations of all accounting items included within each financial covenant or other determination set forth in this Agreement shall be on a consolidated basis for the Borrowers.

     1.3 Other Terms  Defined in UCC.  All other  capitalized  words and phrases
         ---------------------------
used herein and not otherwise specifically defined herein shall have the respective meanings assigned to such terms in the UCC, to the extent the same are used or defined therein.

     1.4 Other Interpretive Provisions.
         -----------------------------

          (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. Whenever the context so requires, the neuter gender includes the masculine and feminine, the single number includes the plural, and vice versa, and in particular the word "Borrower" shall be so construed.

          (b) Section and Schedule references are to this Agreement unless otherwise specified. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement

          (c) The term "including" is not limiting, and means "including, without limitation".

          (d) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including".

          (e) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and
     (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

          (f) To the extent any of the provisions of the other Loan Documents are inconsistent with the terms of this Agreement, the provisions of this Agreement shall govern.

          (g) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

Section 2. COMMITMENT OF THE LENDER.
           ------------------------

2.1 Facility A Loans.
    ----------------

          (a) Facility A Loan Commitment. Subject to the terms and conditions of
              --------------------------
     this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of the Borrowers set forth herein and in the other Loan Documents, the Lender agrees to make such Facility A Loans at such times as the Borrowers may from time to time request until, but not including, the Facility A Maturity Date, and in such amounts as the Borrowers may from time to time request, provided, however, that the aggregate principal balance of all Facility A Loans outstanding at any time shall not exceed the Facility A Loan Availability. Facility A Loans made by the Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including the Facility A Maturity Date unless the Facility A Loans are otherwise accelerated, terminated or extended as provided in this Agreement. The Facility A Loans shall be used by the Borrowers for the purpose of refinancing an existing line of credit, to provide for short term working capital needs and fund the acquisition of PCD and PCD, LLC.

          (b)  Facility  A Loan  Interest  and  Payments.  Except  as  otherwise
               -----------------------------------------
     provided in this Section  2.1(b),  the  principal  amount of the Facility A
                      ---------------

     Loans outstanding from time to time shall bear interest at the applicable Facility A Interest Rate. Borrowers may elect the 30 day Fixed LIBOR Rate effective the first Business Day of a month and may then draw upon and pay down Facility A Loans at that rate during the month without premium or penalty. Notwithstanding the foregoing, accrued and unpaid interest on the unpaid principal balance of all Facility A Loans outstanding from time to time shall be due and payable monthly, in arrears, commencing on the last Business Day of January, 2007 and continuing on the last Business Day of each calendar month thereafter, and on the Facility A Maturity Date. Accrued and unpaid interest on the unpaid principal balance of all Facility A Loans outstanding from time to time which are LIBOR Loans shall be payable on the last Business Day of each LIBOR Interest Period (provided, however, that for LIBOR Interest Periods of six months, accrued interest shall also be paid on the date which is three months from the first day of such LIBOR Interest Period), commencing on the first such date to occur after the date hereof, on the date of any principal repayment of a LIBOR Loan and on the Facility A Maturity Date. Any amount of principal or interest on the Facility A Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Default Rate.

          (c) Facility A Loan Principal Payments.
              ----------------------------------

               (i)  Facility A Loan  Mandatory  Payments.  All  Facility A Loans
                    ------------------------------------
          hereunder shall be repaid by the Borrowers on the Facility A Maturity Date for Facility A Loans, unless payable sooner pursuant to the provisions of this Agreement. In the event the aggregate outstanding principal balance of all Facility A Loans and Letter of Credit Obligations hereunder exceeds the Facility A Loan Commitment, the Borrowers shall, without notice or demand of any kind, immediately make such repayments of the Facility A Loans or take such other actions as are satisfactory to the Lender as shall be necessary to eliminate such excess. Also, if the Borrowers choose not to convert any Facility A Loan which is a LIBOR Loan to a Prime Loan as provided in Section 2.5(a), then such Facility A Loan shall be due and payable
             --------------
          on the last Business Day of the then existing LIBOR Interest Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower.

               (ii) Optional Prepayments; Voluntary Reductions or Termination of
                    ------------------------------------------------------------
          the Facility A Loan  Commitment.  The  Borrowers may from time to time
          -------------------------------
          prepay the Facility A Loans, in whole or in part, without any prepayment penalty whatsoever, provided that any prepayment of the entire principal balance shall include accrued interest on such Facility A Loans to the date of such prepayment. The Borrowers may from time to time on at least five Business Days' prior written notice received by the Lender permanently reduce the Facility A Loan Commitment to an amount not less than the amounts then outstanding under any Facility A Loans plus the outstanding amount of all Letter of Credit Obligations. Any such reduction shall be in an amount not less than $100,000 or a higher integral multiple of $50,000. Concurrently with any reduction of the Facility A Loan Commitment to zero, the Borrowers shall pay all interest on the Facility A Loans, all Non-Utilization Fees and all letter of credit fees and shall Cash Collateralize in full all Letters of Credit Obligations.

2.2 Facility B Loan.
    ---------------

          (a) Facility B Loan Commitment. Subject to the terms and conditions of
              --------------------------
     this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of the Borrowers set forth herein and in the other Loan Documents, the Lender agrees to make a Facility B Loan equal to the Facility B Loan Commitment. The Facility B Loan shall be available to the Borrowers in a single principal advance on such date as the conditions set forth in Section 3 shall have been satisfied or waived. The Facility B Loan shall be used by the Borrowers for consolidating the aggregate unpaid amount of all prior direct advances made by the Lender under the terms loans provided under the Existing Loan Agreement. The Facility B Loan may be prepaid in whole or in part at any time without penalty, but shall be due in full on the Facility B Maturity Date, unless the credit extended under the Facility B Loan is otherwise accelerated, terminated or extended as provided in this Agreement.

          (b) Facility B Loan Interest and Principal  Payments.  The outstanding
              ------------------------------------------------
     principal balance of the Facility B Loan shall be repaid in equal monthly installments of principal each in the amount of Eighty Four Thousand Three Hundred Thirty Three and 33/100 Dollars ($84,333.33) plus interest at the Facility B Interest Rate, beginning on the last Business Day of January 2007, and continuing on the last day of each month thereafter, with a final payment of all outstanding principal and accrued interest due on the Facility B Maturity Date. Principal amounts repaid on the Facility B Term Note may not be borrowed again. Any amount of principal or interest on the Facility B Loan which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Default Rate.

          (c) Facility B Loan  Optional  Prepayments.  Provided that no Event of
              --------------------------------------
     Default then exists under this Agreement or the Loans, the Borrowers may voluntarily prepay the principal balance of the Facility B Loan, in whole or in part, without any prepayment penalty whatsoever, at any time on or after the date hereof. Each prepayment of the Facility B Loan shall be applied to the scheduled installments of the Facility B Loan in inverse order of maturity.

2.3 Facility C Loans.
    ----------------

          (a) Facility C Loan  Commitment.  Provided that an Event of Default or
              ---------------------------
     any event which with notice, lapse of time or both would constitute an Event of Default does not then exist, the Lender shall extend to the Borrowers the Facility C Loan Commitment. Subject to the terms and conditions of this Agreement, from the date hereof through but not including May 1, 2008, the Lender shall from time to time make advances to the Borrowers hereunder in an aggregate amount not to exceed the lesser of
     (i) the Facility C Loan Commitment and (ii) the Eligible Costs. The aggregate amount available under Facility C hereunder shall not exceed the Facility C Loan Commitment. Each advance under Facility C hereunder shall be called a "Facility C Loan". The Facility C Loans shall be evidenced by the Facility C CapEx Note in the amount of the Facility C Loan Commitment. No advance under Facility C may have a maturity date later than the Facility C Maturity Date.

          (b) Facility C Loan Interest and Principal Payments.
              -----------------------------------------------

               (i) The Borrowers shall pay all interest at the applicable Facility C Interest Rate selected pursuant to Section 2.3(e) monthly in arrears on each Facility C Loan beginning on the last Business Day of the first full calendar month after such Facility C Loan was made hereunder and continuing on the last Business Day of each calendar month thereafter until all amounts due thereunder have been paid in full. Borrowers may elect the 30 day Fixed LIBOR Rate effective the first Business Day of a month and may then draw upon and pay down Facility C Loans at that rate during the month without premium or penalty. Accrued and unpaid interest on the unpaid principal balance of all Facility C Loans outstanding from time to time which are LIBOR Loans shall be payable on the last Business Day of each LIBOR Interest Period (provided, however, that for LIBOR Interest Periods of six months, accrued interest shall also be paid on the date which is three months from the first day of such LIBOR Interest Period), commencing on the first such date to occur after the date hereof, on the date of any principal repayment of a LIBOR Loan and on the Facility C Maturity Date.

               (ii) In addition to the interest payments set forth in (i) above, commencing on the last Business Day of the first full calendar month after each Facility C CapEx Note was initially funded (the "Facility C Funding Date") and continuing on the last Business Day of each calendar month through and including the Facility C Maturity Date for such Facility C CapEx Note, the Borrowers shall make equal monthly principal payments in the amount necessary to amortize fully such Facility C CapEx Note over a period of not more than forty-eight (48) months. The Borrowers shall pay the outstanding principal of and interest on the Facility C CapEx Note not later than on the Facility C Maturity Date.

               (iii) The Borrowers may from time to time prepay the Facility C Loans, in whole or in part, without any prepayment penalty whatsoever, provided that any prepayment of the entire principal balance shall include accrued interest on such Facility C Loans to the date of such prepayment.

          (c) Timing of Loans and Advances.  Requests by the Borrowers for loans
              ----------------------------
     or  advances  under  Facility C Loans shall be made in writing at least two
     (2) Business Days prior to each proposed advance on forms reasonably acceptable to the Lender, but, at the Lender's sole discretion, the Lender may make an advance to the Borrowers upon the oral request of the Borrowers, subject to confirmation by the Borrowers in writing. Each such request shall be in the minimum amount of $100,000 and $50,000 increments in excess thereof and shall be accompanied or preceded by invoices and certificates setting forth, in form and substance reasonably satisfactory to the Lender, the amount of Eligible Costs upon which the requested loan or advance is to be based. Not more than two (2) Business Days after the Lender's receipt of such request for advance, the Lender shall provide the Borrowers with notice of the amount of Eligible Costs approved by the Lender for such advance. As a condition to the Lender making an advance with respect to a Facility C Loan, the Borrowers shall deliver to the Lender the applicable invoices and certificates relating thereto. The Borrowers consent to the Lender filing further Uniform Commercial Code financing statements attaching such invoices and certificates.

          (d) One Loan or Advance.  All  Facility C Loans shall  constitute  one
              -------------------
     obligation secured by the Lender's Lien in the Borrower Collateral and by all other Liens now or hereafter granted by the Borrowers to the Lender.

          (e) Applicable  Rate. The Borrowers agree to pay interest on the daily
              ----------------
     balance of each Facility C Loan. The Borrowers shall make an interest rate election per Facility C CapEx Loan selecting one of the following three interest rate modes to apply to the Facility C Loan for the period commencing on the date of the funding of the Facility C Loan through the Facility C Maturity Date or Facility C Maturity Date for such Facility C Loan, as applicable:

               (i) a variable interest rate equal to the Prime Rate;
               (ii) the LIBOR Rate; or
               (iii) the Fixed LIBOR Rate

          The foregoing notwithstanding, after the occurrence and during the continuance of an Event of Default under this Agreement, the rate per annum on such Facility C Loan shall be equal to the Default Rate.

          (f)  Computation  of Interest.  In computing  interest on a Facility C
               ------------------------
     Loan, (i) the date of funding of such Facility C Loan shall be included and
     (ii) the date of payment of such Facility C Loan shall be excluded; provided that if a Facility C Loan is repaid on the same day on which it is made, one day's interest shall be paid on such Facility C Loan.

2.4 Facility D Loans.
    ----------------

          (a) Facility D Loan Commitment. Subject to the terms and conditions of
              --------------------------
     this Agreement and the other Loan Documents, and in reliance upon the representations and warranties of the Borrowers set forth herein and in the other Loan Documents, the Lender agrees to make such Facility D Loans at such times as the Borrowers may from time to time request until, but not including, the Facility D Maturity Date, and in such amounts as the Borrowers may from time to time request, provided, however, that the aggregate principal balance of all Facility D Loans outstanding at any time shall not exceed the Facility D Loan Availability. Facility D Loans made by the Lender may be repaid and, subject to the terms and conditions hereof, borrowed again up to, but not including the Facility D Maturity Date unless the Facility D Loans are otherwise accelerated, terminated or extended as provided in this Agreement. The Facility D Loans shall be used by the Borrowers for the purpose of financing payments under the Bauer Distribution Agreement.

          (b)  Facility  D Loan  Interest  and  Payments.  Except  as  otherwise
               -----------------------------------------
     provided in this Section 2.4(b), the principal amount of the Facility D Loans outstanding from time to time shall bear interest at the applicable Facility D Interest Rate. Borrowers may elect the 30 day Fixed LIBOR Rate effective the first Business Day of a month and may then draw upon and pay down Facility D Loans at that rate during the month without premium or penalty. Notwithstanding the foregoing, accrued and unpaid interest on the unpaid principal balance of all Facility D Loans outstanding from time to time shall be due and payable monthly, in arrears, commencing on the last Business Day of January, 2007 and continuing on the last Business Day of each calendar month thereafter, and on the Facility D Maturity Date. Accrued and unpaid interest on the unpaid principal balance of all Facility D Loans outstanding from time to time which are LIBOR Loans shall be payable on the last Business Day of each LIBOR Interest Period (provided, however, that for LIBOR Interest Periods of six months, accrued interest shall also be paid on the date which is three months from the first day of such LIBOR Interest Period), commencing on the first such date to occur after the date hereof, on the date of any principal repayment of a LIBOR Loan and on the Facility D Maturity Date. Any amount of principal or interest on the Facility D Loans which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest payable on demand at the Default Rate.

          (c) Facility D Loan Principal Payments.
              ----------------------------------

               (i)  Facility D Loan  Mandatory  Payments.  All  Facility D Loans
                    ------------------------------------
          hereunder shall be repaid by the Borrowers on the Facility D Maturity Date, unless payable sooner pursuant to the provisions of this Agreement. In the event the aggregate outstanding principal balance of all Facility D Loans exceeds the Facility D Loan Availability, the Borrowers shall, without notice or demand of any kind, immediately make such repayments of the Facility D Loans or take such other actions as are satisfactory to the Lender as shall be necessary to eliminate such excess. Also, if the Borrowers choose not to convert any Facility D Loan which is a LIBOR Loan to a Prime Loan as provided in Section 2.5(a), then such Facility D Loan shall be due and payable on the last Business Day of the then existing LIBOR Interest Period or on such earlier date as required by law, all without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower.

               (ii) Optional Prepayments; Voluntary Reductions or Termination of
                    ------------------------------------------------------------
          the Facility D Loan  Commitment.  The  Borrowers may from time to time
          -------------------------------
          prepay the Facility D Loans, in whole or in part, without any prepayment penalty whatsoever, provided that any prepayment of the entire principal balance shall include accrued interest on such Facility A Loans to the date of such prepayment. The Borrowers may from time to time on at least five Business Days' prior written notice received by the Lender permanently reduce the Facility D Loan Commitment to an amount not less than the amounts then outstanding under all Facility D Loans. Any such reduction shall be in an amount not less than $100,000 or a higher integral multiple of $50,000. Concurrently with any reduction of the Facility D Loan Commitment to zero, the Borrowers shall pay all interest on the Facility D Loans and Non-Utilization Fees.

2.5 Additional LIBOR Loan Provisions.
    --------------------------------

          (a) LIBOR  Unavailability.  If the Lender determines in its reasonable
              ---------------------
     good faith judgment (which determination shall be conclusive, absent manifest error) prior to the commencement of any LIBOR Interest Period that
     (i) the making or maintenance of any LIBOR Loan or Fixed LIBOR Loan would violate any applicable law, rule, regulation or directive, whether or not having the force of law, (ii) United States dollar deposits in the principal amount, and for periods equal to the LIBOR Interest Period for funding any LIBOR Loan or any Fixed LIBOR Loan are not available in the London Interbank Eurodollar market in the ordinary course of business,
     (iii) by reason of circumstances affecting the London Interbank Eurodollar market, adequate and fair means do not exist for ascertaining the LIBOR Rate to be applicable to the relevant LIBOR Loan or the Fixed LIBOR Rate to be applicable to the relevant Fixed LIBOR Loan, or (iv) the LIBOR Rate does not accurately reflect the cost to the Lender of a LIBOR Loan or the Fixed LIBOR Rate does not accurately reflect the cost to the Lender of a Fixed LIBOR Loan, the Lender shall promptly notify the Borrowers thereof and, so long as the foregoing conditions continue, none of the Loans may be advanced as a LIBOR Loan thereafter. In addition, at the Borrowers' option, each existing LIBOR Loan shall be immediately (i) converted to a Prime Loan, or (ii) due and payable without further demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrowers.

          (b)  Regulatory  Change.  In addition,  if,  after the date hereof,  a
               ------------------
     Regulatory Change shall, in the reasonable good faith judgment of the Lender, make it unlawful for the Lender to make or maintain the LIBOR Loans or the Fixed LIBOR Loans, then the Lender shall promptly notify the Borrowers, and none of the Loans may be advanced as a LIBOR Loan or Fixed LIBOR Loans thereafter. In addition, at the Borrowers' option, as applicable, each existing LIBOR Loan and Fixed LIBOR Loan shall be immediately (i) converted to a Prime Loan (in the case of any LIBOR Loan, on the last Business Day of the then existing LIBOR Interest Period or on such earlier date as required by law), or (ii) due and payable without further demand (in the case of any LIBOR Loan, on the last Business Day of the then existing LIBOR Interest Period or on such earlier date as required by law), all without presentment, protest or notice of any kind, all of which are hereby waived by the Borrowers.

          (c) LIBOR Indemnity.  If any Regulatory  Change,  or compliance by the
              ---------------
     Lender or any Person controlling the Lender with any request or directive of any governmental authority, central bank or comparable agency (whether or not having the force of law) issued or promulgated after the date of this Agreement shall (i) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of or loans by, or any other acquisition of funds or disbursements by, the Lender; (ii) subject the Lender, any LIBOR Loan or any Fixed LIBOR Loan to any tax, duty, charge, stamp tax or fee or change the basis of taxation of payments to the Lender of principal or interest due from the Borrowers to the Lender hereunder (other than a change in the taxation of the overall net income of the Lender); or (iii) impose on the Lender any other condition regarding such LIBOR Loan or Fixed LIBOR Loan or the Lender's funding thereof, and the Lender shall determine in its reasonable good faith judgment (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to increase the cost to, or to impose a cost on, the Lender or such controlling Person of making or maintaining such LIBOR Loan or to reduce the amount of principal or interest received by the Lender hereunder, then the Borrowers shall pay to the Lender or such controlling Person, on demand, such additional amounts as the Lender shall, from time to time, determine are sufficient to compensate and indemnify the Lender for such increased cost or reduced amount; provided that (i) the Lender provides Borrowers notice thereof within thirty (30) days of such Regulatory Change or applicable request or directive and (ii) if the Lender or such controlling Person could mitigate the amount by changing its lending office or taking similar action, it will do so as long as there are no detrimental consequences to the Lender or such controlling Person.

     2.6 Interest and Fee Computation;  Collection of Funds. Except as otherwise
         --------------------------------------------------
set forth herein, all interest and fees shall be calculated on the basis of a year consisting of 360 days and shall be paid for the actual number of days elapsed. Principal payments submitted in funds not immediately available shall continue to bear interest until collected. If any payment to be made by the Borrowers hereunder or under any Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing any interest in respect of such payment. Notwithstanding anything to the contrary contained herein, the final payment due under any of the Loans must be made by wire transfer or other immediately available funds. All payments made by the Borrowers hereunder or under any of the Loan Documents shall be made without setoff, counterclaim, or other defense. To the extent permitted by applicable law, all payments hereunder or under any of the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any Person shall be made by the Borrowers free and clear of, and without deduction or withholding for, or account of, any taxes now or hereinafter imposed by any taxing authority.

     2.7  Letters  of  Credit.  Subject  to the  terms  and  conditions  of this
          -------------------
Agreement and upon (i) the execution by the Borrowers and the Lender of a Master Letter of Credit Agreement in form and substance reasonably acceptable to the Lender (together with all amendments, modifications and restatements thereof, the "Master Letter of Credit Agreement"), and (ii) the execution and delivery by the Borrowers, and the acceptance by the Lender, in its sole and absolute discretion, of a Letter of Credit Application, the Lender agrees to issue for the account of the Borrowers such Letters of Credit in the standard form of the Lender and otherwise in form and substance reasonably acceptable to the Lender, from time to time during the term of this Agreement, provided that the Letter of Credit Obligations may not at any time exceed the Letter of Credit Commitment and provided further, that no Letter of Credit shall have an expiration date later than the Letter of Credit Maturity Date. The amount of any payments made by the Lender with respect to draws made by a beneficiary under a Letter of Credit for which the Borrowers have failed to reimburse the Lender upon the earlier of (i) the Lender's demand for repayment, or (ii) five (5) days from the date of such payment to such beneficiary by the Lender, shall be deemed to have been converted to a Facility A Loan as of the date such payment was made by the Lender to such beneficiary. Upon the occurrence and during the continuance of an Event of a Default and at the option of the Lender, all Letter of Credit Obligations shall be converted to Facility A Loans consisting of Prime Loans, all without demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrowers. To the extent the provisions of the Master Letter of Credit Agreement differ from, or are inconsistent with, the terms of this Agreement, the provisions of this Agreement shall govern.

     2.8 Taxes.
         -----

          (a) All payments made by the Borrowers under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Lender as a result of a present or former connection between the Lender and the jurisdiction of the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (collectively, "Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to the Lender hereunder, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrowers shall not be required to increase any such amounts payable to the Lender with respect to any Non-Excluded Taxes that are attributable to the Lender's failure to comply with the requirements of Section 2.8(c).

          (b)  The  Borrowers   shall  pay  any  Other  Taxes  to  the  relevant
     governmental authority in accordance with applicable law.

          (c) At the request of the Borrowers and at the Borrowers' sole cost, the Lender shall take reasonable steps to (i) contest its liability for any Non-Excluded Taxes or Other Taxes that have not been paid, or (ii) seek a refund of any Non-Excluded Taxes or Other Taxes that have been paid.

          (d) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrowers, as promptly as possible thereafter the Borrowers shall send to the Lender a certified copy of an original official receipt received by the Borrowers showing payment thereof. If the Borrowers fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence or if any governmental authority seeks to collect a Non-Excluded Tax or Other Tax directly from the Lender for any other reason, the Borrowers shall indemnify the Lender on an after-tax basis for any incremental taxes, interest or penalties that may become payable by the Lender.

          (e) The agreements in this Section shall survive the satisfaction and payment of the Obligations and the termination of this Agreement.

     2.9 Security Interest.  The Loans and Letters of Credit shall be secured by
         -----------------
the Lender's priority security interest in and Lien upon all of the Collateral and by all other security interests, Liens, claims and encumbrances heretofore, now or at any time or times hereafter granted by the Borrowers to the Lender, subject to the Intercreditor Agreement.

Section 3. CONDITIONS OF BORROWING.
           -----------------------

     Notwithstanding any other provision of this Agreement, the Lender shall not be required to disburse or make all or any portion of the Loans to the Borrowers, if any of the following conditions pertaining to such Borrowers shall have occurred.

     3.1 Loan Documents.  The Borrowers shall have failed to execute and deliver
         --------------
to the Lender any of the following Loan Documents, all of which must be reasonably satisfactory to the Lender and the Lender's counsel in form, substance and execution:

          (a) Second  Amended and  Restated  Loan and  Security  Agreement.  Two
              ------------------------------------------------------------
     copies of this Agreement.

          (b) Facility A Revolving Note. The Facility A Revolving Note.
              -------------------------

          (c) Facility B Term Note. The Facility B Term Note.
              --------------------

          (d) Facility C CapEx Note. The Facility C CapEx Note.
              ---------------------

          (e) Facility D Revolving Note. The Facility D Revolving Note.
              -------------------------

          (f)  Master  Letter  of  Credit  Agreement.  Master  Letter  of Credit
               -------------------------------------
     Agreement prepared by and reasonably acceptable to the Lender, duly executed by the Borrowers in favor of the Lender.

          (g) Subordination Agreement. A Subordination Agreement dated as of the
              -----------------------
     date of this Agreement, from each holder of Subordinated Debt, in the form prepared by and reasonably acceptable to the Lender in the form of Exhibit
                                                                         -------
     F hereto.
     -

          (h) Patent and  Trademark  Security  Agreement.  Amended and  Restated
              ------------------------------------------
     Patent and Trademark Security Agreement prepared by and reasonably acceptable to the Lender, duly executed by the Borrowers in favor of the Lender in the form of Exhibit G hereto.
                           ---------

          (i) Copyright   Security   Agreement.   Copyright  Security  Agreement
              --------------------------------
     prepared by and reasonably acceptable to the Lender, in favor of the Lender in the form of Exhibit H hereto.
                    ---------

          (j) Collateral  Access  Agreement.  If and when requested by Lender, a
              -----------------------------
     Collateral Access Agreement from the owner, lessor or mortgagee, as the case may be, of any real estate whereon any Collateral is stored or otherwise located, in the form prepared by and reasonably acceptable to the Lender, except where the Borrowers have used commercially reasonable efforts to obtain the same and are unable to do so.

          (k) Borrowing Base  Certificates.  A Borrowing Base Certificate in the
              ----------------------------
     form prepared by the Lender and attached as Exhibit I hereto, certified as accurate by the applicable Borrowers, and acceptable to the Lender in its sole discretion.

          (l) Search Results;  Lien  Terminations.  Copies of UCC search reports
              -----------------------------------
     dated such a date as is reasonably acceptable to the Lender, listing all effective financing statements which name the Borrowers and any of their Subsidiaries, under their present names and any previous names, as debtors, together with (i) copies of such financing statements, (ii) payoff letters evidencing repayment in full of all existing Debt to be repaid with the Loans, the termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with UCC or other appropriate termination statements and documents effective to evidence the foregoing (other than Permitted Liens), and (iii) such other UCC termination statements as the Lender may reasonably request.

          (m)  Organizational  and  Authorization  Document.  Copies  of (i) the
               --------------------------------------------
     Articles or Certificate of Incorporation or Articles or Certificate of Organization of each Borrower; (ii) resolutions of the board of directors, managers or members of the Borrowers approving and authorizing such Person's execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; (iii) signature and incumbency certificates of the officers or managers of the Borrowers executing any of the Loan Documents, each of which the applicable Borrower hereby certifies to be true and complete, and in full force and effect without modification, it being understood that the Lender may conclusively rely on each such document and certificate until actually advised by the Borrowers of any changes therein; and (iv) good standing certificates in the state of organization of the Borrowers and in each other state in which a Borrower does business.

          (n) Insurance. Evidence satisfactory to the Lender of the existence of
              ---------
     insurance required to be maintained pursuant to Section 8.6, together with evidence that the Lender has been named as a loss payee on all related insurance policies (except that with respect to policies relating to PCD, LLC or PCD, Borrowers shall have thirty (30) days after closing to provide such evidence).

          (o) Lockbox  Agreement.  The Master Cash Management  Service Agreement
              ------------------
     and  Supplement  to  the  Master  Cash  Management  Service  Agreement  Re:
     Wholesale Lockbox and Lockbox Related Services, entered into in connection with the Existing Loan Agreement is in full force and effect.

          (p)  Opinion  of  Borrowers'  Counsel.  An  opinion  of counsel to the
               --------------------------------
     Borrowers in the form prepared by and in substance reasonably acceptable to Lender's counsel.

          (q)  Evidence  of  Palm  Data  Acquisition.  A  certified  copy of the
               -------------------------------------
     Certificate of Merger or other documentation reasonably satisfactory to Lender and its counsel that the acquisition of PCD and PCD, LLC by KMS has closed.

          (r)  Additional   Documents.   Such  other   certificates,   financial
               ----------------------
     statements, schedules, resolutions, opinions of counsel, notes and other documents which are provided for hereunder or which the Lender shall require.

     3.2 Event of Default.  Any Event of Default,  or Unmatured Event of Default
         ----------------
shall have occurred and be continuing.

     3.3 Material Adverse Effect. The occurrence of a Material Adverse Effect.
         -----------------------

     3.4 Litigation.  Any litigation or governmental  proceeding shall have been
         ----------
instituted against any Borrower or any of its officers or shareholders having a Material Adverse Effect.

     3.5 Representations  and Warranties.  Any representation or warranty of any
         -------------------------------
Borrower contained herein or in any Loan Document shall be untrue or incorrect in any material respect as of the date of any Loan as though made on such date, except to the extent such representation or warranty expressly relates to an earlier date.

Section 4. NOTES EVIDENCING LOANS.
           ----------------------

     4.1  Facility A  Revolving  Notes.  The  Facility A Loans and the Letter of
          ----------------------------
Credit Obligations shall be evidenced by the Facility A Revolving Note. At the time of the initial disbursement of a Facility A Loan and at each time any additional Facility A Loan shall be requested hereunder or a repayment made in whole or in part thereon, a notation thereof shall be made on the books and records of the Lender. All amounts recorded shall be, absent manifest error, conclusive and binding evidence of (i) the principal amount of the Facility A Loans advanced hereunder and the amount of all Letter of Credit Obligations,
(ii) any accrued and unpaid interest owing on the Facility A Loans, and (iii) all amounts repaid on the Facility A Loans or the Letter of Credit Obligations. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of the Borrowers under the Facility A Revolving Note to repay the principal amount of the Facility A Loans, together with all interest accruing thereon.

     4.2  Facility B Term Note.  The  Facility B Term Loan shall be evidenced by
          --------------------
the Facility B Term Note.

     4.3 Facility C CapEx Notes.  The Facility C Loans shall be evidenced by the
         ----------------------
Facility C CapEx Note. At the time of the initial disbursement of a Facility C Loan and at each time any additional Facility C Loan shall be requested hereunder or a repayment made in whole or in part thereon, a notation thereof shall be made on the books and records of the Lender. All amounts recorded shall be, absent manifest error, conclusive and binding evidence of (i) the principal amount of the Facility C Loans advanced hereunder, (ii) any accrued and unpaid interest owing on the Facility C Loans, and (iii) all amounts repaid on the Facility C Loans. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of the Borrowers under the Facility C CapEx Notes and repay the principal amount of the Facility C Loans, together with all interest accruing thereon.

     4.4 Facility D Revolving  Note.  The Facility D Loans shall be evidenced by
         --------------------------
the Facility D Revolving Note. At the time of the initial disbursement of a Facility D Loan and at each time any additional Facility D Loan shall be requested hereunder or a repayment made in whole or in part thereon, a notation thereof shall be made on the books and records of the Lender. All amounts recorded shall be, absent manifest error, conclusive and binding evidence of (i) the principal amount of the Facility D Loans advanced hereunder, (ii) any accrued and unpaid interest owing on the Facility D Loans, and (iii) all amounts repaid on the Facility D Loans. The failure to record any such amount or any error in recording such amounts shall not, however, limit or otherwise affect the obligations of the Borrowers under the Facility D Revolving Note to repay the principal amount of and all interest on the Facility Loans.



Section 5. MANNER OF BORROWING.
           -------------------

     5.1 Borrowing Procedures. Each Facility A Loan, Facility C Loan or Facility
         --------------------
D Loan may be advanced either as a Prime Loan, a Fixed LIBOR Loan or a LIBOR Loan, provided, however, that at any time, the Borrowers may identify no more than five (5) Facility A Loans, five (5) Facility C Loans and five (5) Facility D Loans which may be LIBOR Loans and Borrowers may have only one (1) Fixed LIBOR Loan Facility A Loan, one (1) Fixed LIBOR Loan Facility C Loan and one (1) Fixed LIBOR Loan Facility D Loan at any one time. Each Facility A Loan and Facility D Loan shall be made available to the Borrowers upon any written, electronic or telecopy loan request which the Lender in good faith believes to emanate from a properly authorized representative of the Borrowers, whether or not that is in fact the case. Each such notice shall be effective upon receipt by the Lender, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a LIBOR Loan, the initial LIBOR Interest Period therefor. The Borrowers shall select LIBOR Interest Periods so as not to require a payment or prepayment of any LIBOR Loan during a LIBOR Interest Period for such LIBOR Loan. The final LIBOR Interest Period for any LIBOR Loan must be such that its expiration occurs on or before the Maturity Date of such Loan. A request for a Prime Loan or an overnight LIBOR Loan Rate must be received by the Lender no later than 11:00 a.m. Chicago, Illinois time, on the day it is to be funded. A request for a LIBOR Loan (other than an overnight rate) or a Fixed LIBOR Loan must be (i) received by the Lender no later than 11:00 a.m. Chicago, Illinois time, three days before the day it is to be funded, and (ii) in an amount equal to One Hundred Thousand and 00/100 Dollars ($100,000.00) or a higher integral multiple of One Hundred Thousand and 00/100 Dollars ($100,000.00). The proceeds of each Facility A Loan shall be made available at the office of the Lender by credit to the account of the Borrowers or by other means requested by the Borrowers and acceptable to the Lender. The Borrowers do hereby irrevocably confirm, ratify and approve all such advances by the Lender and do hereby indemnify the Lender against losses and expenses (including court costs, attorneys' and paralegals' fees) and shall hold the Lender harmless with respect thereto.


     5.2 LIBOR  Conversion and Continuation  Procedures.  (a) Upon notice to the
         ----------------------------------------------
Lender as set forth above, the Borrowers may, subject to the terms and conditions of this Agreement, (i) elect, as of any Business Day, to convert any Facility A Loan , Facility C Loan or Facility D Loan that is a Prime Loan into a LIBOR Loan or a Fixed LIBOR Loan; or (ii) convert any LIBOR Loan into a Prime Loan or a Fixed LIBOR Loan and convert any Fixed LIBOR Loan into a Prime Loan or a LIBOR Loan. Such notice shall specify: (A) the proposed date of conversion;
(B) the aggregate amount of Loans to be converted; and (B) the type of Facility A Loans, Facility C Loans or Facility D Loans, as applicable, resulting from the proposed conversion.

          (b) Unless the Borrowers request that a LIBOR Loan be converted to a Prime Loan or a Fixed LIBOR Loan in accordance with Section 5.2(a), upon
                                                          ---------------
     the completion of the relevant LIBOR Interest Period for such LIBOR Loan all LIBOR Loans shall automatically be continued with the same LIBOR Interest Period as the LIBOR Interest Period then ended.

     5.3 Letters of Credit.  All Letters of Credit shall bear such  application,
         -----------------
issuance, renewal, negotiation and other fees and charges, and bear such interest as charged by the Lender or otherwise payable pursuant to the Master Letter of Credit Agreement. In addition to the foregoing, all standby Letters of Credit issued under and pursuant to this Agreement shall bear an annual issuance fee equal to one and one-half percent (1.50%) of the face amount of such standby Letter of Credit, payable by the Borrowers, as applicable, quarterly, in advance, until (i) such Letter of Credit has expired or has been returned to the Lender, or (ii) the Lender has paid the beneficiary thereunder the full face amount of such Letter of Credit.

     5.4 Automatic  Debit.  In order to effectuate  the timely payment of any of
         ----------------
the Obligations when due, the Borrowers hereby authorize and direct the Lender, at the Lender's option, to debit the amount of the Obligations from any ordinary deposit account of the applicable Borrowers, or as applicable, hereunder to pay the amount of the Obligations.

     5.5  Discretionary  Disbursements.  The  Lender,  in its sole and  absolute
          ----------------------------
discretion, may immediately upon notice to the applicable Borrowers, disburse any or all proceeds of the Loans made or available to the applicable Borrowers pursuant to this Agreement to pay any fees, costs, expenses or other amounts required to be paid by the applicable Borrowers hereunder and not so paid. All monies so disbursed shall be a part of the Obligations, payable by the applicable Borrowers on demand from the Lender.

Section 6. SECURITY FOR THE OBLIGATIONS.
           ----------------------------

     6.1 Security for  Obligations.  As security for the payment and performance
         -------------------------
of the Obligations each of the Borrowers does hereby pledge, assign, transfer and deliver to the Lender and do hereby grant to the Lender a continuing and unconditional first priority security interest in and to the Collateral subject to Permitted Liens and Permitted Perfection Limitations.

     6.2  Possession  and  Transfer  of  Collateral.  Unless an Event of Default
          -----------------------------------------
exists hereunder, the Borrowers shall be entitled to possession and use of the Collateral (other than Instruments or Documents, Tangible Chattel Paper, and other Collateral required to be delivered to the Lender pursuant to this Section
6). The cancellation or surrender of any Note, upon payment or otherwise, shall not affect the right of the Lender to retain the related Collateral for any other Obligations of the applicable Borrowers. Borrowers shall not effect any Asset Disposition involving Collateral.

     6.3 Financing Statements.  The Borrowers shall, at the Lender's request, at
         --------------------
any time and from time to time, execute and deliver to the Lender such financing statements, amendments and other documents and do such acts as the Lender deems reasonably necessary in order to establish and maintain valid, attached and perfected first priority security interests in the Collateral in favor of the Lender, free and clear of all Liens and claims and rights of third parties whatsoever, except Permitted Liens. The Borrowers hereby irrevocably authorize the Lender at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto without the signature of the applicable Borrower that (a) indicate the Collateral (i) is comprised of all assets of such Borrower or words of similar effect, regardless of whether any particular asset comprising a part of the Collateral falls within the scope of
Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed, or (ii) as being of an equal or lesser scope or within greater detail as the grant of the security interest set forth herein, and (b) contain any other information required by Section 5 of
Article 9 of the Uniform Commercial Code of the jurisdiction wherein such financing statement or amendment is filed regarding the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the applicable Borrower is an organization, the type of organization and any Organizational Identification Number issued to such Borrower, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. The Borrowers hereby agree that a photocopy or other reproduction of this Agreement is sufficient for filing as a financing statement and the Borrowers authorize the Lender to file this Agreement as a financing statement in any jurisdiction. The Borrowers agree to furnish any such information to the Lender promptly upon request. The Borrowers further ratify and affirm their authorization for any financing statements and/or amendments thereto, executed and filed by the Lender in any jurisdiction prior to the date of this Agreement. In addition, the Borrowers shall make appropriate entries on their books and records disclosing the Lender's security interests in the Collateral.

     6.4  Additional  Collateral.  The  Borrowers  shall  deliver  to the Lender
          ----------------------
immediately upon its demand, such other collateral (such additional collateral shall under no circumstances include any real property of any of the Borrowers or any property of, or for the account of, or any Borrower's interest in the Capital Securities of any Borrower or any Affiliate or Subsidiary of any Borrower) as the Lender may from time to time request, should the value of the Collateral, in the Lender's reasonable discretion, decline, deteriorate, depreciate or become impaired, and do hereby grant to the Lender a continuing security interest in such other collateral, which, when pledged, assigned and transferred to the Lender shall be and become part of the Collateral. The Lender's security interests in all of the foregoing Collateral shall be valid, complete and perfected whether or not covered by a specific assignment.

     6.5 Preservation of the Collateral. The Lender may, but is not required, to
         ------------------------------
take such actions from time to time as the Lender deems appropriate to maintain or protect the Collateral. The Lender shall have exercised reasonable care in the custody and preservation of the Collateral if the Lender takes such action as the Borrowers shall reasonably request in writing which is not inconsistent with the Lender's status as a secured party, but the failure of the Lender to comply with any such request shall not necessarily be deemed a failure to exercise reasonable care; provided, however, the Lender's responsibility for the safekeeping of the Collateral shall (i) be deemed reasonable if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property, and (ii) not extend to matters beyond the control of the Lender, including, without limitation, acts of God, war, insurrection, riot or governmental actions. In addition, any failure of the Lender to preserve or protect any rights with respect to the Collateral against prior or third parties, or to do any act with respect to preservation of the Collateral, not so requested by the Borrowers, shall not necessarily be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral. The Borrowers shall have the sole responsibility for taking such action as may be necessary, from time to time, to preserve all rights of the Borrowers and the Lender in the Collateral against prior or third parties.

     6.6 Other Actions as to any and all Collateral. The Borrowers further agree
         ------------------------------------------
to take any other action reasonably requested by the Lender to ensure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender's security interest in any and all of the Collateral subject to Permitted Liens and Permitted Perfection Limitations including, without limitation, (a) causing the Lender's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (b) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender's security interest in such Collateral, (c) using commercially reasonable efforts to obtain governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral, (d) obtaining waivers from mortgagees and landlords in form and substance reasonably satisfactory to the Lender, and (e) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction. The Borrowers further agree to indemnify and hold the Lender harmless against claims of any Persons not a party to this Agreement concerning disputes arising over the Collateral.

     6.7 Collateral in the Possession of a Warehouseman or Bailee. If any of the
         --------------------------------------------------------
Collateral at any time is in the possession of a warehouseman or bailee, the applicable Borrower shall at any time that Lender so requires notify the Lender thereof, and shall use commercially reasonable efforts to obtain a Collateral Access Agreement.

     6.8 Lockbox Arrangement.  (a) Each Borrower shall direct all of its Account
         -------------------
Debtors to make all payments on the Accounts directly to a post office box (the "Lockbox") designated by, and under the exclusive control of, the Lender. Pursuant to the Lockbox Agreement, the Borrowers (except KMS, PCD and PCD, LLC) have established the Lockbox and an account (the "Lockbox Account") in the Borrowers' names with the Lender into which all payments received in the Lockbox shall be deposited, and into which the Borrowers (except PCD, LLC until October, 2007 at which time PCD, LLC will execute the Lockbox Agreement) will immediately deposit all payments made for Inventory sold by the Borrowers or the performance of services by the Borrowers, and received by the Borrowers in the identical form in which such payments were made, whether by cash or check. If the Borrowers or any director, officer, employee, agent of the Borrowers, or any other Person acting for or in concert with the Borrowers shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of Accounts or other Collateral, the Borrowers and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, the Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lockbox Account. The Borrowers agree that all payments made to such Lockbox and Lockbox Account or otherwise received by the Lender, whether in respect of the Accounts or as proceeds of other Collateral or otherwise, will be applied in accordance with Section 12.8 of this Agreement. The Borrowers agree to pay all reasonable fees, costs and expenses which the Lender incurs in connection with opening and maintaining the Lockbox and the Lockbox Account and depositing for collection by the Lender any check or other item of payment received by the Lender on account of the Obligations. All of such fees, costs and expenses shall constitute Obligations hereunder, shall be payable to the Lender by the Borrowers upon demand, and, until paid, shall bear interest at the Default Rate and if not paid within thirty (30) days shall be treated as a Facility A Advance. All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by the Borrowers to the Lender, and, if that endorsement of any such item shall not be made for any reason, the Lender is hereby irrevocably authorized to endorse the same on the Borrowers' behalf. For the purpose of this section, the Borrowers irrevocably hereby make, constitute and appoint the Lender (and all Persons designated by the Lender for that purpose) as the Borrowers' true and lawful attorney and agent-in-fact (i) to endorse the Borrowers' name upon such items of payment and/or proceeds of Collateral and upon any Chattel Paper, document, instrument, invoice or similar document or agreement relating to any Account of the Borrowers or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) to have access to any lock box or postal box into which any of the Borrower's mail is deposited, and open and process all mail addressed to the Borrowers and deposited therein.

     6.9 Letter-of-Credit Rights. Borrowers represent and warrant to Lender that
         -----------------------
they have no material Letter of Credit Rights. If a Borrower at any time is a beneficiary under a material letter of credit now or hereafter issued in favor of such Borrower, such Borrower shall promptly notify the Lender thereof and, at the request and option of the Lender, such Borrower shall, pursuant to an agreement in form and substance reasonably satisfactory to the Lender, either
(i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Lender of the proceeds of any drawing under the letter of credit, or (ii) arrange for the Lender to become the transferee beneficiary of the letter of credit, with the Lender agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in this Agreement.

     6.10 Release of Collateral.  At any time that any of the Collateral is sold
          ---------------------
or otherwise transferred to a Person (other than to a Borrower or any Subsidiary of a Borrower) in compliance with the terms of this agreement (any such Collateral being the "Sold Collateral"), the Liens on the Sold Collateral created by this Agreement shall be released and terminated immediately, and Lender shall take such actions as may be necessary to cause the Liens of record with respect to the Sold Collateral to be released within twenty (20) days after Lender receives written notice from Borrowers that such sale or transfer has occurred.

     6.11 Electronic Chattel Paper and Transferable Records. Borrowers represent
          -------------------------------------------------
and warrant to Lender that they have no Electronic Chattel Paper in excess of $100,000. If a Borrower at any time holds or acquires an interest in any electronic chattel paper or any "transferable record", as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction in excess of $100,000 such Borrower shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under Section 9-105 of the UCC of such electronic chattel paper or control under
Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with the Borrowers that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender's loss of control, for the Borrowers to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform
Electronic Transactions Act for a party in control to make without loss of control.

Section 7. REPRESENTATIONS AND WARRANTIES.
           ------------------------------

     To induce the Lender to make Loans to the Borrowers, each Borrower makes the following representations and warranties, to the Lender, each of which shall survive the execution and delivery of this Agreement.

     7.1 Borrower  Organization  and Name. (a) Each Borrower is a corporation or
         --------------------------------
limited liability company duly organized, existing and in good standing under the laws of the state of its organization, with full and adequate power to carry on and conduct its business as presently conducted and is validly existing and in good standing under the laws of the jurisdiction of its organization. Each Borrower is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities require such qualification or licensing, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect. The Borrowers' Organizational Identification Numbers are as set forth on Schedule 7.1 attached hereto. The exact legal name of the Borrowers are as set forth in the first paragraph of this Agreement, and except as set forth on Schedule 7.1 attached hereto, as of the date of this Agreement the Borrowers do not conduct, nor have they during the last five (5) years prior to the date of this Agreement conducted, business under any other names or trade names.

     7.2  Authorization.  The Borrowers have full right,  power and authority to
          -------------
enter into this Agreement, to make the borrowings and execute and deliver the Loan Documents as provided herein and to perform all of their duties and obligations under this Agreement and the other Loan Documents. The execution and delivery of this Agreement and the other Loan Documents will not, nor will the observance or performance of any of the matters and things herein or therein set forth, violate or contravene any provision of law in any material respect or of the articles of incorporation or bylaws of the Borrowers. All necessary and appropriate action has been taken on the part of the Borrowers to authorize the execution and delivery of this Agreement and the Loan Documents.

     7.3  Validity  and  Binding  Nature.  This  Agreement  and the  other  Loan
          ------------------------------
Documents are the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

     7.4 Consent; Absence of Breach. The execution,  delivery and performance of
         --------------------------
this Agreement, the other Loan Documents and any other documents or instruments to be executed and delivered by the Borrowers in connection with the Loans, and the borrowings by the Borrowers hereunder, do not and will not (a) require any consent, approval, authorization of, or filings with, notice to or other act by or in respect of, any governmental authority or any other Person (other than any consent or approval which has been obtained and is in full force and effect);
(b) conflict with (i) in any material respect any provision of law or any applicable regulation, order, writ, injunction or decree of any court or governmental authority, (ii) the articles or certificate of incorporation or organization or bylaws or operating agreement of the Borrowers or any of their Subsidiaries, or (iii) in any material respect any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon the Borrowers or any of their Subsidiaries or any of their respective properties or assets; or (c) require, or result in, the creation or imposition of any Lien on any asset of the Borrowers or any of their Subsidiaries, other than Liens in favor of the Lender created pursuant to this Agreement.

     7.5 Ownership of Properties; Liens. The Borrowers are the owners or lessees
         ------------------------------
of all of their respective material properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including material patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like), other than Permitted Liens.

     7.6 Equity Ownership.  All issued and outstanding Capital Securities of the
         ----------------
Borrowers and each of their Subsidiaries are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than Permitted Liens and Liens in favor of the Lender, if any, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. As of the date hereof, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any Capital Securities of the Borrowers and each of its Subsidiaries.

     7.7  Intellectual  Property.  With  respect  to all  material  Intellectual
          ----------------------
Property used by the Borrowers, the Borrowers own and possess or have a license or other right to use all such Intellectual Property as are necessary for the conduct of the businesses of the Borrowers, without any infringement upon rights of others which would reasonably be expected to have a Material Adverse Effect upon the Borrowers, and no material claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property where such claim would reasonably be expected to have a Material Adverse Effect nor do they know of any valid basis for any such claim.

     7.8 Financial Statements.  All financial statements submitted to the Lender
         --------------------
have been prepared in accordance with GAAP on a basis, except as otherwise noted therein or on Schedule 3.4 to the Merger Agreement, with respect to the financial statements of PCD, consistent with the previous fiscal year and present fairly in all material respects in accordance with GAAP the financial condition of the Borrowers and the results of the operations for the Borrowers as of such date and for the periods indicated. Since the date of the most recent financial statement submitted by the Borrowers to the Lender, there has been no change in the financial condition or in the assets or liabilities of the Borrowers having a Material Adverse Effect.

     7.9  Litigation  and  Contingent  Liabilities.   There  is  no  litigation,
          ----------------------------------------
arbitration proceeding, demand, charge, claim, petition or governmental investigation or proceeding pending, or to the knowledge of the Borrowers, threatened, against the Borrowers, which, would reasonably be expected to have a Material Adverse Effect upon the Borrowers ("Proceedings"), except as set forth in Schedule 7.9 or disclosed in the Principal Shareholder's Securities and
   ------------
Exchange Commission reports. Borrowers will provide prompt written notice to Lender if any such report contains information with respect to previously undisclosed Proceedings. Other than any liability incident to such litigation or proceedings, the Borrowers have no material guarantee obligations, contingent liabilities, liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not fully-reflected or fully reserved to the extent required by GAAP or that reasonably would be expected to result in a Material Adverse Effect.

     7.10  Event of  Default.  (a) No Event of  Default  or  Unmatured  Event of
           -----------------
Default exists or would result from the incurrence by the Borrowers of any of the Obligations pertaining to the Borrowers hereunder or under any of the other Loan Documents, and the Borrowers are not in default (without regard to grace or cure periods) under any other contract or agreement to which it is a party, the effect of which would have a Material Adverse Effect upon the Borrowers.

     7.11 Adverse Circumstances. No condition,  circumstance,  event, agreement,
          ---------------------
document, instrument, restriction, litigation or proceeding (or threatened litigation or proceeding or basis therefor) exists which (i) would have a Material Adverse Effect upon the Borrowers, or (ii) constitutes a Event of Default or a Unmatured Event of Default.

     7.12  Environmental Laws and Hazardous  Substances.  The Borrowers have not
           --------------------------------------------
generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Substances, on or off any of the premises of the Borrowers (whether or not owned by it) in any manner which at any time violates any Environmental Law or any license, permit, certificate, approval or similar authorization, which violation would have a Material Adverse Effect. The
Borrowers comply in all material respects with all Environmental Laws and all licenses, permits certificates, approvals and similar authorizations thereunder except where failure to comply would not have a Material Adverse Effect. In each case which would have a Material adverse effect: (i) there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or, to the best of the Borrower's knowledge, threatened, and the Borrowers shall immediately notify the Lender upon becoming aware of any such investigation, proceeding, complaint, order, directive, claim, citation or notice, and shall take prompt and appropriate actions to respond thereto, with respect to any non-compliance with, or violation of, the requirements of any Environmental Law by the Borrowers or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material or any other environmental, health or safety matter, which affects the Borrowers or its business, operations or assets or any properties at which the Borrowers have transported, stored or disposed of any Hazardous Substances. The Borrowers have no material liability, contingent or otherwise, in connection with a release, spill or discharge, threatened or actual, of any Hazardous Substances or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Material. The Borrowers further agree to allow the Lender or its agent reasonable access to the properties of the Borrowers and its Subsidiaries to confirm compliance with all Environmental Laws, and the Borrowers shall, following determination by the Lender that there is material non-compliance, or any condition which requires any action by or on behalf of the Borrowers in order to avoid any material non-compliance, with any Environmental Law, at the Borrower's sole expense, cause an independent environmental engineer acceptable to the Lender to conduct such tests of the relevant site as are appropriate, and prepare and deliver a report setting forth the result of such tests, a proposed plan for remediation and an estimate of the costs thereof.

     7.13 Solvency,  etc. As of the date hereof,  and  immediately  prior to and
          --------------
after giving effect to the issuance of each Letter of Credit and each Loan hereunder and the use of the proceeds thereof, (a) the fair value of the Borrowers' assets are greater than the amount of their liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated as required under the Section 548 of the Bankruptcy Code, (b) the present fair saleable value of the Borrowers' assets are not less than the amount that will be required to pay the probable liability on their debts as they become absolute and matured, (c) the Borrowers are able to realize upon their assets and pay their debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) the Borrowers do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay as such debts and liabilities mature, and (e) the Borrowers are not engaged in business or a transaction, and are not about to engage in business or a transaction, for which their property would constitute unreasonably small capital.

     7.14  ERISA  Obligations.  All  Employee  Plans  meet the  minimum  funding
           ------------------
standards of Section 302 of ERISA and Section 412 of the Internal Revenue Code where applicable, and each Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code is qualified. No
withdrawal   liability  has  been  incurred  under  any  Employee  Plan  and  no
"reportable event" or "prohibited transaction" (as such terms are defined in ERISA), has occurred with respect to any Employee Plan, unless in the case of any prohibited transaction such transaction is the subject of a statutory or administrative exemption. The Borrowers have promptly paid and discharged all obligations and liabilities arising under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its properties or assets.

     7.15 Labor Relations.  Except as would not reasonably be expected to have a
          ---------------
Material Adverse Effect, (i) there are no strikes, lockouts or other labor disputes against the Borrowers or, to the best knowledge of the Borrowers, threatened, (ii) hours worked by and payment made to employees of the Borrowers have not been in violation of the Fair Labor Standards Act or any other applicable law, and (iii) no unfair labor practice complaint is pending against the Borrowers or, to the best knowledge of the Borrowers, threatened before any governmental authority.

     7.16 Security Interest. This Agreement creates a valid security interest in
          -----------------
favor of the Lender in the Collateral to the extent the same may be created by written agreement and, when properly perfected by filing in the appropriate jurisdictions, or by possession or Control of such Collateral by the Lender or delivery of such Collateral to the Lender, shall constitute a valid, perfected, first-priority security interest in such Collateral subject in each case to the Intercreditor Agreement, Permitted Liens and Permitted Perfection Limitations.

     7.17 Lending  Relationship.  The  relationship  hereby created  between the
          ---------------------
Borrowers and the Lender is and has been conducted on an open and arm's length basis in which no fiduciary relationship exists, and the Borrowers have not relied and are not relying on any such fiduciary relationship in executing this Agreement and in consummating the Loans. The Lender represents that it will receive any Note payable to its order as evidence of a bank loan.

     7.18 Business Loan. The Loans, including interest rate, fees and charges as
          -------------
contemplated hereby, (i) are business loans within the purview of 815 ILCS 205/4(1)(c), as amended from time to time, (ii) are an exempted transaction under the Truth In Lending Act, 12 U.S.C. 1601 et seq., as amended from time to time, and (iii) do not, and when disbursed shall not, violate the provisions of the Illinois usury laws, any consumer credit laws or the usury laws of any state which may have jurisdiction over this transaction, the Borrowers or any property securing the Loans.

     7.19  Taxes.  Except as set forth in Schedule  7.19  attached  hereto,  the
           -----                          --------------
Borrowers have timely filed all federal or material tax returns and reports required by law to have been filed by them and have paid all federal and other material taxes, governmental charges and assessments due and payable with respect to such returns, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, are insured against or bonded over to the satisfaction of the Lender and the contesting of such payment does not create a Lien on the Collateral which is not a Permitted Lien. There is no material controversy or objection pending, or to the knowledge of the Borrowers, threatened in respect of any tax returns of the Borrowers. The Borrowers have made adequate reserves on their books and records in accordance with GAAP for all taxes that have accrued but which are not yet due and payable. The failure to file the tax returns as disclosed on
Schedule 7.19 will not result in the occurrence of a Material Adverse Effect.
-------------

     7.20  Compliance with Regulation U. No portion of the proceeds of the Loans
           ----------------------------
shall be used by the Borrowers, or any Affiliate of the Borrowers, either directly or indirectly, for the purpose of purchasing or carrying any margin stock, within the meaning of Regulation U as adopted by the Board of Governors of the Federal Reserve System or any successor thereto.

     7.21 Governmental Regulation. The Borrowers and their Subsidiaries are not,
          -----------------------
or after giving effect to any loan, will not be, subject to regulation under the Federal Power Act, the ICC Termination Act of 1995 or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

     7.22 Bank Accounts.  Except as listed on Schedule 7.22 attached hereto, all
          -------------                       -------------
concentration Deposit Accounts and concentration operating bank accounts of the Borrowers and their Subsidiaries (other than the Canadian Subsidiary) are located at the Lender.

     7.23 Place of Business. On the date of this Agreement,  the principal place
          -----------------
of business, the location of books and records and the location of all Collateral, if other than at such principal place of business, is as set forth on Schedule 7.23 attached hereto and made a part hereof, and the applicable
   --------------
Borrowers shall promptly notify the Lender of any change in such locations. The Borrowers will not remove or permit the Collateral to be removed from such locations without the prior written consent of the Lender, except for Inventory or non-material assets sold or disposed of in the usual and ordinary course of the Borrower's business.

     7.24 Complete  Information.  This  Agreement and all financial  statements,
          ---------------------
schedules, certificates and agreements previously or contemporaneously herewith furnished in writing by the Borrowers to the Lender for purposes of, or in connection with, this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Borrowers to the Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and this Agreement foes not omit any material fact necessary to make such information not misleading in any material respect in light of the circumstances under which made (it being recognized by the Lender that any projections and forecasts provided by the Borrowers are based on good faith estimates and assumptions believed by the Borrowers to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).

     7.25 Subordinated  Debt. The subordination  provisions of the Subordination
          ------------------
Agreement are enforceable against the holders of the Subordinated Debt by the Lender. The Obligations constitute Senior Debt entitled to the benefits of the subordination provisions contained in the Subordination Agreement. The Borrowers acknowledge that the Lender is entering into this Agreement and is making the Loans in reliance upon the subordination provisions of the Subordination Agreement and this Section 7.25.
                   ------------

Section 8. AFFIRMATIVE COVENANTS.
           ---------------------

     Each Borrower makes the following covenants.

     8.1 Compliance with Lender Regulatory Requirements; Increased Costs. If the
         ---------------------------------------------------------------
Lender shall reasonably determine that any Regulatory Change, or compliance by the Lender or any Person controlling the Lender with any request or directive issued or promulgated after the date hereof (whether or not having the force of law) of any governmental authority, central bank or comparable agency has or would have the effect of reducing the rate of return on the Lender's or such controlling Person's capital as a consequence of the Lender's obligations hereunder or under any Letter of Credit to a level below that which the Lender or such controlling Person could have achieved but for such Regulatory Change or compliance (taking into consideration the Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by the Lender or such controlling Person to be material or would otherwise reduce the amount of any sum received or receivable by the Lender under this Agreement or under any Note with respect thereto, then from time to time, upon demand by the Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail), the Borrowers shall pay directly to the Lender or such controlling Person such additional amount as will compensate the Lender for such increased cost or such reduction, so long as such amounts have accrued on or after the day which is one hundred eighty days (180) days prior to the date on which the Lender first made demand.

     8.2  Borrower  Existence.  Each  Borrower  shall at all times  preserve and
          -------------------
maintain (a) its existence and good standing in the jurisdiction of its organization, and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing would not reasonably be expected to have Material Adverse Effect). Borrower shall at all times continue as a going concern in a Permitted Business provided any Borrower may merge with or into another Borrower so long as, if KMS is a party to the merger, KMS is the survivor. If a Borrower does not have an Organizational Identification Number and later obtains one, such Borrower shall promptly notify the Lender of such Organizational Identification Number.

     8.3 Compliance With Laws. Each Borrower shall use the proceeds of the Loans
         --------------------
for working capital, the acquisition of PCD and PCD, LLC and other general corporate or business purposes not in contravention of any requirements of law and not in violation of this Agreement, and shall comply in all respects, including the conduct of its business and operations and the use of its properties and assets, with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply would not reasonably be expected to have a Material Adverse Effect. In addition, and without limiting the foregoing sentence, each Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls such Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders,
(b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply with all applicable Bank Secrecy Act ("BSA") laws and regulations, as amended.

     8.4  Payment  of  Taxes  and  Liabilities.  Each  Borrower  shall  pay  and
          ------------------------------------
discharge, prior to delinquency and before penalties accrue thereon, all property and other taxes, and all governmental charges or levies against it or any of the Collateral, as well as claims of any kind which, if unpaid, could become a Lien on any of its property; provided that the foregoing shall not require such Borrower to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto to the extent required by GAAP and, in the case of a claim which could become a Lien on any of the Collateral, such contest proceedings stay the foreclosure of such Lien or the sale of any portion of the Collateral to satisfy such claim.

     8.5 Maintain Property. Each Borrower shall at all times maintain,  preserve
         -----------------
and keep its material plant, properties and Equipment, including, but not limited to, any Collateral, in satisfactory repair, working order and condition, normal wear and tear excepted, and shall from time to time make all needful and proper repairs, renewals, replacements, and additions thereto so that at all times the efficiency thereof shall be fully preserved and maintained. Each Borrower shall permit the Lender to examine and inspect such plant, properties and Equipment, including, but not limited to, any Collateral, and at all reasonable times during normal business hours and upon reasonable prior notice.

     8.6  Maintain  Insurance.  The  Borrowers  will  keep  its and  each of its
          -------------------
Subsidiaries' insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance to such extent and against such risks as is reasonable and prudent, including commercial general liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it, director and officer liability insurance and business interruption insurance; and maintain such other insurance as may be required by applicable law, in each case naming the Lender as a loss payee, lien holder/mortgagee or additional insured. Each Borrower shall furnish to the Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by such Borrower, which shall be reasonably acceptable in all respects to the Lender. Each Borrower shall cause each issuer of an insurance policy to provide the Lender with an endorsement (i) showing the Lender as lender loss payee with respect to each policy of property or casualty insurance; and (ii) providing that thirty (30) days notice will be given to the Lender prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy. Borrowers shall have thirty (30) days from the closing date to provide Lender certificates of insurance and endorsements with respect to PCD and PCD, LLC.

     In the event a Borrower either fails to provide the Lender with evidence of the insurance coverage required by this Section or at any time hereafter shall fail to obtain or maintain any of the policies of insurance required above, or to pay any premium in whole or in part relating thereto, then the Lender, without waiving or releasing any obligation or default by such Borrower hereunder, may at any time (but shall be under no obligation to so act), obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto, which the Lender deems advisable. This insurance coverage (a) may, but need not, protect such Borrower's interests in such property, including, but not limited to, the Collateral, and (b) may not pay any claim made by, or against, such Borrower in connection with such property, including, but not limited to, the Collateral. Such Borrower may later cancel any such insurance purchased by the Lender, but only after providing the Lender with evidence that such Borrower has obtained the insurance coverage required by this Section. If the Lender purchases insurance for the Collateral, such Borrower will be responsible for the costs of that insurance, including interest and any other charges that may be imposed with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the principal amount of the Loans owing hereunder by such Borrower. The costs of the insurance may be more than the cost of the insurance such Borrower may be able to obtain on its own.

     8.7 ERISA Liabilities; Employee Plans. Each Borrower shall (i) keep in full
         ---------------------------------
force and effect any and all Employee Plans which are presently in existence or may, from time to time, come into existence under ERISA, and not withdraw from any such Employee Plans, unless such withdrawal can be effected or such Employee Plans can be terminated without liability to the Borrower in excess of One
Million dollars ($1,000,000.00) after taking into account all deductions, credits, or other tax benefits allowed with respect to the termination; (ii) make contributions to all of such Employee Plans in a timely manner and in a sufficient amount to comply with the standards of ERISA; including the minimum funding standards of ERISA; (iii) comply with all material requirements of ERISA which relate to such Employee Plans; (iv) notify the Lender immediately upon receipt by the Borrowers of any notice concerning the imposition of any withdrawal liability or of the institution of any proceeding or other action which may result in the termination of any such Employee Plans or the appointment of a trustee to administer such Employee Plans; (v) promptly advise the Lender of the occurrence of any "Reportable Event" or "Prohibited Transaction" (as such terms are defined in ERISA), with respect to any such Employee Plans; and (vi) amend any Employee Plan that is intended to be qualified within the meaning of Section 401 of the Internal Revenue Code to the extent necessary to keep the Employee Plan qualified, and to cause the Employee Plan to be administered and operated in a manner that does not cause the Employee Plan to lose its qualified status.

     8.8  Financial  Statements.  Each  Borrower  shall at all times  maintain a
          ---------------------
system of accounting consistent with their existing practices as modified from time to time in accordance with GAAP and generally accepted accounting standards, on the accrual basis of accounting and in all respects in accordance with GAAP, and KMS shall furnish to the Lender or its authorized representatives such information regarding the business affairs, operations and financial condition KMS and its Subsidiaries, including, but not limited to:

          (a) within five (5) Business Days of when available, and in any event, within one hundred and twenty (120) days after the close of each fiscal year, (i) a copy of the annual audited consolidated financial statements of the Borrowers, containing a balance sheet, statement of income and retained earnings and statement of cash flows for the fiscal year then ended and
     (ii) such other information  (including  non-financial  information) as the

     Lender may request, in reasonable detail, all such financial statements to be prepared in accordance with GAAP consistently applied and such financial statements to be reported on and accompanied by the unqualified opinion of McGladrey & Pullen LLP or such other independent certified public accountants selected by Borrowers and reasonably acceptable to Lender together with (i) a certificate from such accountants to the effect that, in making the examination necessary for the signing of such annual audit report, such accountants have not become aware of any Event of Default that has occurred and is continuing, or, if such accountants have become aware of any such event, describing it and the steps, if any, being taken to cure it and (ii) the computations of such accountants evidencing compliance by the Borrowers with the financial covenants contained in Section 10 of this
                                                              ----------
     Agreement;

          (b) Intentionally Omitted.

          (c) within five (5) Business Days of when available, and in any event, within forty-five (45) days following the end of the fiscal quarters ending in July, October and January of each year and within sixty (60) days following the end of the fiscal quarter ending in April of each year, (i) a copy of the consolidated financial statements of the Borrowers regarding such fiscal quarter, including a balance sheet, statement of income and retained earnings and statement of cash flows for the fiscal quarter then ended, and (ii) such other information (including non-financial information) as the Lender may reasonably request, in reasonable detail, prepared and certified as true and correct by the applicable Borrowers' treasurer or chief financial officer; and


     No change with respect to such accounting principles shall be made by the Borrowers without giving prior notification to the Lender. The Borrowers represent and warrant to the Lender that the financial statements delivered to the Lender at or prior to the execution and delivery of this Agreement and to be delivered at all times thereafter accurately reflect and will accurately reflect the financial condition of the Borrowers in all material respects in accordance with GAAP except as disclosed on Schedule 3.4 to the Merger Agreement, with respect to the financial statements of PCD. The Lender shall have the right at reasonable times during normal business hours to inspect the books and records of the Borrowers and make extracts therefrom, but, except after the occurrence and during the continuation of an Event of Default, no more frequently than once per calendar year. All such inspections shall be at the Lender's expense; provided that no Event of Default or Unmatured Event of Default exists.

     8.9 Supplemental Financial Statements. Each Borrower shall immediately upon
         ---------------------------------
receipt thereof, provide to the Lender copies of interim and supplemental reports if any, submitted to such Borrower by independent accountants in connection with any interim audit or review of the books of such Borrower.

     8.10 Borrowing Base Certificates.  KMS shall, within thirty (30) days after
          ---------------------------
the end of each month, deliver to the Lender a Borrowing Base Certificate separately detailing Eligible Domestic Accounts, Eligible Bauer Accounts and

Eligible Foreign Accounts dated as of the last Business Day of such month, certified as true and correct by an authorized representative of the applicable Borrowers and reasonably acceptable to the Lender in accordance with this Agreement; provided, however, at any time an Event of Default exists, the Lender may require the Borrowers to deliver Borrowing Base Certificates more frequently.

     8.11 Aged Accounts Schedule.  Each Borrower shall,  within thirty (30) days
          ----------------------
after the end of each month, deliver to the Lender an aged schedule of the Accounts of such Borrower, listing the name and amount due from each Account Debtor and showing the aggregate amounts due from (a) 0-30 days, (b) 31-60 days,
(c) 61-90 days and (d) more than 90 days, and certified as accurate by such Borrower's treasurer or chief financial officer.

     8.12  Covenant   Compliance   Certificate.   The  Borrowers  shall,  within
           -----------------------------------
forty-five 45 days of the end of each of their first three fiscal quarters and within sixty 60 days of the end of their fourth fiscal quarters, deliver to the Lender a duly completed compliance certificate, certified as true and correct by an appropriate officer of such Borrower (but without personal liability), containing a computation of each of the financial covenants set forth in Section
                                                                         -------
10 and stating that such Borrowers have not become aware of any Event of Default
--
or Unmatured Event of Default, that has occurred and is continuing or, if there is any such Event of Default or Unmatured Event of Default describing it and the steps, if any, being taken to cure it.

     8.13 Field  Audits.  The  Borrowers  shall permit the Lender to inspect the
          -------------
Inventory, other assets and/or other business operations of the Borrowers, to perform appraisals of the Equipment of the Borrowers and to inspect, audit, check and make copies of, and extracts from, the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts and any other Collateral, the results of which must be satisfactory to the Lender in the Lender's sole and absolute discretion. All such inspections or audits by the Lender shall be at the Lender's expense, provided that no Event of Default or Unmatured Event of Default exists. Notwithstanding the foregoing, the Borrowers shall reimburse the Lender for the expense of one inspection or audit to be performed on PCD, LLC on or before February 28, 2007 up to a maximum amount of $10,000.

     8.14 Other Reports.  Each Borrower shall, within such period of time as the
          -------------
Lender may reasonably specify, deliver to the Lender such other schedules and reports as the Lender may reasonably require, including copies of invoices on all machinery and equipment purchased.

     8.15 Collateral  Records.  Each Borrower shall keep full and accurate books
          -------------------
and records relating to the Collateral to the extent necessary to prepare accurate balance sheets in accordance with GAAP and shall mark such books and records to indicate the Lender's Lien in the Collateral.

     8.16  Intellectual  Property.  Each Borrower shall  maintain,  preserve and
           ----------------------
renew all material Intellectual Property necessary for the conduct of its business except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

     8.17 Notice of  Proceedings.  Each Borrower,  promptly upon becoming aware,
          ----------------------
shall give written notice to the Lender of any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Borrowers to the Lender which has been instituted or, to the knowledge of such Borrower, is threatened against such Borrower or any of its Subsidiaries or to which any of their respective properties is subject which would reasonably be expected to have a Material Adverse Effect.

     8.18 Notice of Event of Default or Material  Adverse Effect.  The Borrowers
          ------------------------------------------------------
shall, immediately after the commencement thereof, give notice to the Lender in writing of the occurrence of any Event of Default or any Unmatured Event of Default, or the occurrence of any condition or event having a Material Adverse Effect.

     8.19 Environmental  Matters.  If any release or threatened release or other
          ----------------------
disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of a Borrower or any of its Subsidiaries, such Borrower shall cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets unless the failure to do so would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, each Borrower shall comply in all material respects with any Federal or state judicial or administrative order requiring the performance at any real property of the Borrowers of activities in response to the release or threatened release of a Hazardous Substance. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, each Borrower shall, and shall cause its Subsidiaries to, dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws in all material respects.

     8.20  Further  Assurances.  Each  Borrower  shall take such  actions as are
           -------------------
necessary or as the Lender may reasonably request from time to time to ensure that its Obligations under the Loan Documents are secured by substantially all of the assets of such Borrower and its Subsidiaries (other than any real property of any of the Borrowers or any property of, or for the account of, or the Borrowers' interests in the Capital Securities of any of its Subsidiaries) subject to Permitted Liens and Permitted Perfection Limitations, in each case as the Lender may reasonably determine, including (a) the execution and delivery of security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing, and (b) the delivery of Collateral with respect to which perfection is obtained by possession.

     8.21  Lockbox  Agreement.  Prior to October  2007,  PCD, LLC shall become a
           ------------------
party to the Lockbox Agreement.

     8.22 Banking Relationship. Each Borrower covenants and agrees, at all times
          --------------------
during the term of this Agreement, to utilize the Lender as its primary bank of account and depository for all financial services, including all receipts, disbursements, cash management and related service.

     8.23  Non-Utilization  Fee.  The  Borrowers  agree  to pay to the  Lender a
           --------------------
Non-Utilization fee equal to one-quarter of one percent per annum of the total of (i) the Facility A Loan Commitment, minus (ii) the sum of (A) the daily average of the aggregate principal amount of all Facility A Loans outstanding, plus (B) the daily average of the aggregate amount of the Letter of Credit Obligations, and (ii) on the Facility D Loan Commitment, minus (ii) the sum of the daily average of the aggregate principal amount of all Facility D Loans outstanding which non-utilization fees shall be (x) calculated on the basis of a year consisting of 365 days, (y) paid for the actual number of days elapsed, and
(z) payable quarterly in arrears on the last business day of each April, July, October and January, commencing on January 31, 2007, and on the Facility A Maturity Date and the Facility D Maturity Date.

Section 9. NEGATIVE COVENANTS.
           ------------------

     Each Borrower makes the following covenants.

     9.1 Debt.  Each Borrower shall not either  directly or indirectly,  create,
         ----
assume, incur or have outstanding any Debt (including purchase money indebtedness), or become liable, whether as endorser, guarantor, surety or otherwise, for any debt or obligation of any other Person, except:

          (a) the Obligations under this Agreement and the other Loan Documents;

          (b) obligations of such Borrower for Taxes, assessments, municipal or other governmental charges;

          (c) obligations of such Borrower for accounts payable, other than for money borrowed, incurred in the ordinary course of business;

          (d) Hedging Obligations incurred in favor of the Lender or an Affiliate thereof for bona fide hedging purposes and not for speculation;

          (e) Capitalized Lease Obligations and Debt for Capital Expenditures incurred after the date of this Agreement, provided that, the aggregate amount of all such Debt incurred at any time shall not exceed $3,000,000 per year other than the Loans;

          (f) Debt of any Borrower to any other Borrower;

          (g) Debt described on Schedule 9.1 and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;

          (h) Contingent Liabilities of any Borrower or any Subsidiary of any Borrower; and

          (i) Debt of any Borrower which is subordinated in writing to the payment of such Borrower's Obligations under this Agreement and the other Loan Documents in substantially the form of Exhibit F to this Agreement.
                                                 ---------

     9.2  Encumbrances.  Each Borrower shall not either  directly or indirectly,
          ------------
create, assume, incur or suffer or permit to exist any Lien or charge of any kind or character upon any asset of such Borrower, whether owned at the date hereof or hereafter acquired, except for Permitted Liens.

     9.3  Investments.  Each Borrower shall not,  either directly or indirectly,
          -----------
make or have outstanding any Investment, except:

          (a) the acquisition of PCD and PCD, LLC;

          (b) contributions by such Borrower to the capital of any Subsidiary which has granted a first perfected security interest in substantially all of its/their assets in favor of the Lender (other than assets excluded from the definition of Collateral);

          (c) Investments constituting Debt permitted by Section 9.1;
                                                         -----------

          (d) Contingent Liabilities  constituting Debt permitted by Section 9.1
                                                                     -----------
     or Liens permitted by Section 9.2;
                           -----------

          (e) Cash Equivalent Investments;

          (f) bank deposits in the ordinary course of business, provided that on or after October 31, 2007 the aggregate amount of all such deposits which are maintained with any bank other than the Lender shall not at any time exceed $100,000;

          (g) Investments in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;

          (g) Investments by a Borrower in any other Borrower; and

          (h)  Loans  to  publisher   customers  in  an  amount  not   exceeding
     $500,000.00   to  any  one  publisher   and  not  exceeding   $1,500,000.00
     outstanding at any one time; and

          (i) Investments listed on Schedule 9.3 as of the closing date;
                                    ------------

provided, however, that (i) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; and (ii) no Investment otherwise permitted by subsections (b) or (c) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default exists.

     9.4  Transfer;  Merger;  Sales.  Each  Borrower  shall not,  whether in one
          -------------------------
transaction or a series of related transactions, (a) be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any Capital Securities of any class of, or any partnership or joint venture interest in, any other Person (other than to effect an Investment or Acquisition permitted by this Agreement), except for any such merger, consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into such Borrower or a merger of two Borrowers or a merger or consolidation to effect an Acquisition permitted by this Agreement,
(b) pledge, sell, transfer, convey or lease all or any substantial part of its assets or Capital Securities (including the sale of Capital Securities of any Subsidiary), except for sales of Inventory in the ordinary course of business,
(c) create any new Subsidiaries or (d) sell or assign, with or without recourse, any receivables.

     9.5  Issuance  of Capital  Securities.  Each  Borrower  shall not issue any
          --------------------------------
Capital Securities other than (a) any issuance of shares of such Borrower's common Capital Securities pursuant to any employee or director option program, benefit plan or compensation program, or (b) any issuance of Capital Securities by a Subsidiary to a Borrower.

     9.6  Distributions.  (a) Subject to the  requirements of Section 10 hereof,
          -------------
the Borrowers may make any payments of management fees or similar payments to the Principal Shareholder and distributions, dividends, stock, repurchases to any of its equityholders, provided that (i) such distributions or dividends are from net income or retained earnings, and (ii) no Unmatured Event of Default or Event of Default exists as of the date of such distribution or dividend or would otherwise be created thereby. Notwithstanding the foregoing, any Borrower may make tax allocation payments to the Principal Shareholder so long as the allocations reasonably reflect economic reality, any Subsidiary may pay dividends or make other distributions payable to any Borrower, and Borrowers may make payments to the extent permitted under the Subordination Agreement(s)

          (b) The Borrowers shall not purchase or redeem any of their respective equity interests or any warrants, options or other rights in respect thereof except from another Borrower and in compliance with Section 10.

     9.7  Transactions  with  Affiliates.  Each Borrower shall not,  directly or
          ------------------------------
indirectly, enter into or permit to exist any transaction with any of its Affiliates or with any director, officer or employee of such Borrower other than transactions in the ordinary course of the business of such Borrower and upon fair and reasonable terms which, if requested by the Lender, shall be fully disclosed to the Lender and are no less favorable to such Borrower than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate of such Borrower (other than payment of dividends, distributions, stock repurchases or Investments permitted by this Agreement).

     9.8 Unconditional Purchase Obligations.  Each Borrower shall not enter into
         ----------------------------------
or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

     9.9  Cancellation of Debt. Each Borrower shall not cancel any claim or debt
          --------------------
owing to it, except for reasonable consideration or in the ordinary course of business.

     9.10  Inconsistent  Agreements.  Each  Borrower  shall not  enter  into any
           ------------------------
agreement containing any provision which would (a) be violated or breached in any material respect by any borrowing by such Borrower hereunder or by the performance by such Borrower of any of its Obligations hereunder or under any other Loan Document, (b) prohibit such Borrower from granting to the Lender a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make other distributions to such Borrower, or pay any Debt owed to such Borrower, (ii) make loans or advances to such Borrower, or (iii) transfer any of its assets or properties to such Borrower, other than (A) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary, provided that such restrictions and conditions apply only to the Subsidiary or assets to be sold and such sale is permitted by this Agreement, (B) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions  apply  only to the  property  or  assets  securing  such  Debt,  and
(C) customary provisions in leases and other contracts restricting the assignment thereof.

     9.11 Use of Proceeds. No Borrower or any of such Borrower's Subsidiaries or
          ---------------
Affiliates shall use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of purchasing any securities underwritten by ABN AMRO Incorporated, an Affiliate of the Lender.

     9.12 Intentionally deleted.

     9.13  Business  Activities;  Change  of  Legal  Status  and  Organizational
           ---------------------------------------------------------------------
Documents. Each Borrower shall not (a) engage in any line of business other than
---------
the Permitted Businesses, (b) without providing prior written notice to the Lender, change its name, its Organizational Identification Number, if it has one, its type of organization, its jurisdiction of organization or other legal structure, or (c) permit its charter, bylaws or other organizational documents to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of the Lender.

Section 10. FINANCIAL COVENANTS.
            -------------------

     10.1  Shareholder's  Equity.  As of the end of  each  fiscal  quarter,  the
           ---------------------
Borrowers shall maintain consolidated Shareholder's Equity in an amount not less than $40,000,000.00.

     10.2 Fixed Charge  Coverage.  As of the end of each fiscal  quarter for the
          ----------------------
trailing twelve months, the Borrowers shall maintain a ratio of (a) EBITDA eliminating the effect of any extraordinary items as determined in accordance with GAAP minus the sum, without duplication, of (i) all income taxes paid or
          -----
payable by the Borrowers (including pursuant to tax sharing agreements with the Principal Shareholder) with respect to their income, (ii) all Capital Expenditures of the Borrowers to the extent not financed with Funded Debt (iii) principal payments on Subordinated Debt, and (iv) all dividends paid in cash by the Borrowers during such period to (b) the sum of (i) Interest Charges plus
                                                                            ----
(ii) required payments of principal of Funded Debt (excluding principal due on the Facility A Maturity Date) and (iii) interest payments on Subordinated Debt of not less than 1.15 to 1.00.

     10.3 Senior Debt to EBITDA Ratio. The Borrowers shall not permit the Senior
          ---------------------------
Debt to EBITDA ratio as of the last day of any fiscal quarter to exceed the applicable ratio set forth below for such computation period:

         Computation                                           Senior Debt to
         Periods Ending                                        EBITDA Ratio
         --------------                                        ------------
         1/31/2007,4/30/2007,7/31/2007,                         3.0
         10/31/2007 and 1/31/2008
         4/30/08,7/31/2008,10/31/2008 and 1/31/2009             2.5
         4/30/09 and thereafter                                 2.0


Section 11. EVENTS OF DEFAULT.
            -----------------

     Except as otherwise provided in this Agreement, the Borrowers, without notice or demand of any kind, shall be in default under this Agreement upon the occurrence of any of the following events (each an "Event of Default").

     11.1 Nonpayment of Obligations. Any amount due and owing on any Note or any
          -------------------------
of the Obligations, whether by its terms or as otherwise provided herein, is not paid within five (5) days after notice from the Lender that such amount was not paid when due.

     11.2 Misrepresentation.  Any written warranty, representation,  certificate
          -----------------
or statement of any Borrower in this Agreement, the other Loan Documents or any other agreement with the Lender shall be false in any material respect when made or deemed made, or if any financial data or any other information now or hereafter furnished to the Lender by or on behalf of any Borrower shall prove to be false, inaccurate or misleading in any material respect.

     11.3  Nonperformance.  Any failure to perform or default in the performance
           --------------
of any covenant, condition or agreement contained in this Agreement and, if capable of being cured, such failure to perform or default in performance continues for a period of five (5) days after the Borrowers receive notice or knowledge from any source of such failure to perform or default in performance, or in the other Loan Documents or any other agreement with the Lender and such failure to perform or default in performance continues beyond any applicable grace or cure period.

     11.4 Default  under Loan  Documents.  Any event of default under any of the
          ------------------------------
other  Loan  Documents,  all  of  which  covenants,  conditions  and  agreements contained therein are hereby incorporated in this Agreement by express reference, shall be and constitute an Event of Default under this Agreement and any other of the Obligations if the default continues for fifteen (15) days after notice of the default.

     11.5 Default  under Other Debt.  Any default by any Borrower in the payment
          -------------------------
of any Debt for any other obligation in an amount exceeding Three Hundred and Fifty Thousand and 00/100ths ($350,000.00) beyond any period of grace provided with respect thereto or in the performance of any other term, condition or covenant contained in any agreement (including, but not limited to any capital or operating lease or any agreement in connection with the deferred purchase price of property) under which any such obligation is created, the effect of which default is to cause or permit the holder of such obligation (or the other party to such other agreement) to cause such obligation to become due prior to its stated maturity or terminate such other agreement.

     11.6 Other Material Obligations. Any default in the payment when due, or in
          --------------------------
the performance or observance of, any material obligation of, or condition agreed to by, any Borrower with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, might reasonably be expected to have with respect a Material Adverse Effect.

     11.7  Bankruptcy,  Insolvency,  etc.  Any  Borrower  becomes  insolvent  or
           -----------------------------
generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Borrower applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Borrower or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Borrower or for a substantial part of the property of any thereof and is not discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Borrower, and if such case or proceeding is not commenced by such Borrower, it is consented to or acquiesced in by such Borrower, or remains undismissed for sixty (60) days; or any Borrower takes any action to authorize, or in furtherance of, any of the foregoing.

     11.8 Judgments.  The entry of any  non-appealable  final judgment,  decree,
          ---------
levy, attachment, garnishment or other process, or the filing of any Lien against any Borrower in respect of the foregoing which is not fully covered by insurance and such judgment or other process shall not have been, within sixty
(60) days from the entry thereof, (i) bonded over to the satisfaction of the Lender, (ii) vacated, or (iii) discharged.

     11.9 Change in Control. The occurrence of any Change in Control.
          -----------------

     11.10  Collateral  Impairment.  The entry of any  judgment,  decree,  levy,
            ----------------------
attachment, garnishment or other process, or the filing of any Lien against, any of the Collateral or any collateral under a separate security agreement securing any of the Obligations and such judgment or other process shall not have been, within sixty (60) days from the entry thereof, (i) bonded over to the satisfaction of the Lender and appealed, (ii) vacated, or (iii) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any of the Collateral or any of the collateral under any security agreement securing any of the Obligations, or any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in the sole opinion of the Lender acting in good faith, to become unsatisfactory as to value or character, or which causes the Lender to reasonably believe that it is insecure and that the likelihood for repayment of the Obligations is or will soon be impaired, time being of the essence. The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by the Borrowers to do any act deemed reasonably necessary by the Lender to preserve and maintain the value and collectability of the Collateral.

     11.11 Material Adverse Effect. The occurrence of any development, condition
           -----------------------
or event which has a Material Adverse Effect.

For the avoidance of doubt and notwithstanding any other provision of this Agreement, the parties hereto expressly covenant and agree that for the purposes of this Agreement and the other Loan Documents, all Loans (a) shall be fully cross-collateralized by all of the assets of the Borrowers, (b) cross-defaulted with each other, except that a Bauer Event of Default will not constitute an Event of Default under this Agreement; it being understood, however, that in the event of a Bauer Event of Default Lender may (i) apply the remaining Bauer Collateral proceeds under the circumstances contemplated under Section 4(a)(ii)(3) of the Intercreditor Agreement, (ii) cease funding under Facility D and (iii) accelerate the Facility D Loan, and (c) the Facility D Loans shall be secured solely by the Bauer Accounts, but the Bauer Accounts shall also secure the Facility A Loans, the Facility B Loans and the Facility C Loans, in each case as governed by the Intercreditor Agreement.

Section 12. REMEDIES.
            --------

     Upon the occurrence of an Event of Default, the Lender shall have all rights, powers and remedies set forth in the Loan Documents, in any written agreement or instrument (other than this Agreement or the Loan Documents) relating to any of the Obligations or any security therefor, as a secured party under the UCC or as otherwise provided at law or in equity. Without limiting the generality of the foregoing, the Lender may, at its option upon the occurrence of an Event of Default, declare its commitments to the Borrowers to be terminated and all Obligations to be immediately due and payable, provided, however, that upon the occurrence of an Event of Default under Section 11.7, all
                                                               ------------
commitments of the Lender to the Borrowers shall immediately terminate and all Obligations shall be automatically due and payable, all without demand, notice or further action of any kind required on the part of the Lender. The Borrowers hereby waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Lender's rights under the Loan Documents, and hereby consent to, and waive notice of release, with or without consideration, of any of the Borrowers or of any Collateral, notwithstanding anything contained herein or in the Loan Documents to the contrary. Lender shall use commercially reasonable efforts to notify the Principal Shareholder prior to exercising any of the remedies available to Lender under this Section 12; provided, however, that Lender shall not be liable for failure to deliver notice, and the failure of Lender to notify the Principal Shareholder shall not in any way limit or impair Lender's rights and remedies under this Agreement.

     12.1  Possession  and  Assembly of  Collateral.  From and after an Event of
           ----------------------------------------
Default, the Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which the Lender already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may at any time enter into any of the Borrowers' premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of and the Lender shall have the right to store and conduct a sale of the same in any of the Borrower's premises without cost to the Lender. At the Lender's request, from and after an Event of Default, the Borrowers will, at the Borrowers' sole expense, assemble the Collateral and make it available to the Lender at a place or places to be designated by the Lender which is reasonably convenient to the Lender and the Borrowers.

     12.2 Sale of Collateral. From and after an Event of Default, the Lender may
          ------------------
sell any or all of the Collateral at public or private sale, upon such terms and conditions as the Lender may deem proper, and the Lender may purchase any or all of the Collateral at any such sale. The Borrowers acknowledge that the Lender may be unable to effect a public sale of all or any portion of the Collateral because of certain legal and/or practical restrictions and provisions which may be applicable to the Collateral and, therefore, may be compelled to resort to one or more private sales to a restricted group of offerees and purchasers. The Borrowers consent to any such private sale so made even though at places and upon terms less favorable than if the Collateral were sold at public sale. The Lender shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Lender may apply the net proceeds, after deducting all costs, expenses, attorneys' and paralegals' fees incurred or paid at any time in the collection, protection and sale of the Collateral and the Obligations, to the payment of any Note and/or any of the other Obligations, returning the excess proceeds, if any, to the Borrowers. The Borrowers shall remain liable for any amount remaining unpaid after such application, with interest at the Default Rate. Any notification of intended disposition of the Collateral required by law shall be conclusively deemed reasonably and properly given if given by the Lender at least ten (10) calendar days before the date of such disposition. The Borrowers hereby confirm, approve and ratify all acts and deeds of the Lender relating to the foregoing, and each part thereof, and expressly waive any and all claims of any nature, kind or description which it has or may hereafter have against the Lender or its representatives, by reason of taking, selling or collecting any portion of the Collateral. The Borrowers consent to releases of the Collateral at any time (including prior to default) and to sales of the Collateral in groups, parcels or portions, or as an entirety, as the Lender shall deem appropriate. The Borrowers expressly absolve the Lender from any loss or decline in market value of any Collateral by reason of delay in the enforcement or assertion or nonenforcement of any rights or remedies under this Agreement.

     12.3 Standards for Exercising  Remedies.  To the extent that applicable law
          ----------------------------------
imposes duties on the Lender to exercise remedies in a commercially reasonable manner, each of the Borrowers acknowledges and agrees that it is not commercially unreasonable for the Lender (a) to fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition or otherwise to complete raw material or work-in-process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other Persons, whether or not in the same business as the Borrowers, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, including, without limitation, any warranties of title,
(k) to purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or
(l) to the extent deemed appropriate by the Lender, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral. The Borrowers acknowledges that the purpose of this section is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender's exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this section. Without limitation upon the foregoing, nothing contained in this section shall be construed to grant any rights to the Borrowers or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this section.

     12.4 UCC and Offset Rights. From and after an Event of Default,  the Lender
          ---------------------
may exercise, from time to time, any and all rights and remedies available to it under the UCC or under any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any other agreements between any Borrower and the Lender, and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees, and in such order of application as the Lender may, from time to time, elect, any indebtedness of the Lender to any Borrower, however created or arising, including, but not limited to, balances, credits, deposits, accounts or moneys of such Obligor in the possession, control or custody of, or in transit to the Lender. The Borrowers, on behalf of themselves and each Obligor, hereby waive the benefit of any law that would otherwise restrict or limit the Lender in the exercise of its right, which is hereby acknowledged, to appropriate at any time hereafter any such indebtedness owing from the Lender to any Obligor.

     12.5 Additional  Remedies.  From and after an Event of Default,  the Lender
          --------------------
shall have the right and power to:

          (a) instruct the Borrowers, at their own expense, to notify any parties obligated on any of the Collateral, including, but not limited to, any Account Debtors, to make payment directly to the Lender of any amounts due or to become due thereunder, or the Lender may directly notify such obligors of the security interest of the Lender, and/or of the assignment to the Lender of the Collateral and direct such obligors to make payment to the Lender of any amounts due or to become due with respect thereto, and thereafter, collect any such amounts due on the Collateral directly from such Persons obligated thereon;

          (b) enforce collection of any of the Collateral, including, but not limited to, any Accounts, by suit or otherwise, or make any compromise or settlement with respect to any of the Collateral, or surrender, release or exchange all or any part thereof, or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;

          (c) take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon;

          (d) extend, renew or modify for one or more periods (whether or not longer than the original period) any Note, any other of the Obligations, any obligation of any nature of any other obligor with respect to any Note or any of the Obligations;

          (e) grant releases, compromises or indulgences with respect to any Note, any of the Obligations, any extension or renewal of any of the Obligations, any security therefor, or to any other obligor with respect to any Note or any of the Obligations;

          (f) transfer the whole or any part of securities which may constitute Collateral into the name of the Lender or the Lender's nominee without disclosing, if the Lender so desires, that such securities so transferred are subject to the security interest of the Lender, and any corporation, association, or any of the managers or trustees of any trust issuing any of such securities, or any transfer agent, shall not be bound to inquire, in the event that the Lender or such nominee makes any further transfer of such securities, or any portion thereof, as to whether the Lender or such nominee has the right to make such further transfer, and shall not be liable for transferring the same;

          (g) vote the Collateral;

          (h) make an election with respect to the Collateral under Section 1111 of the Bankruptcy Code or take action under Section 364 or any other section of the Bankruptcy Code; provided, however, that any such action of the Lender as set forth herein shall not, in any manner whatsoever, impair or affect the liability of the Borrowers hereunder, nor prejudice, waive, nor be construed to impair, affect, prejudice or waive the Lender's rights and remedies at law, in equity or by statute, nor release, discharge, nor be construed to release or discharge, the Borrowers, any guarantor or other Person liable to the Lender for the Obligations; and

          (i) at any time, and from time to time, accept additions to, releases, reductions, exchanges or substitution of the Collateral, without in any way altering, impairing, diminishing or affecting the provisions of this Agreement, the Loan Documents, or any of the other Obligations, or the Lender's rights hereunder, under any Note or under any of the other Obligations.

     Each of the Borrowers hereby ratify and confirm whatever the Lender may do in compliance with applicable law with respect to the Collateral and agrees that the Lender shall not be liable for any error of judgment or mistakes of fact or law with respect to actions taken in good faith in connection with the Collateral.

     12.6 Attorney-in-Fact.  Each Borrower hereby irrevocably makes, constitutes
          ----------------
and appoints the Lender (and any officer of the Lender or any Person designated by the Lender for that purpose) as such Borrower's true and lawful proxy and attorney-in-fact (and agent-in-fact) in such Borrower's name, place and stead, with full power of substitution, to (i) take such actions as are permitted in this Agreement, (ii) execute such financing statements and other documents and to do such other acts as the Lender may reasonably require to perfect and preserve the Lender's security interest in, and to enforce such interests in the Collateral, and (iii) carry out any remedy provided for in this Agreement, including, without limitation, endorsing such Borrower's name to checks, drafts, instruments and other items of payment, and proceeds of the Collateral, executing change of address forms with the postmaster of the United States Post

Office serving the address of such Borrower, changing the address of the Borrower to that of the Lender, opening all envelopes addressed to such Borrower and applying any payments contained therein to the Obligations. Each Borrower hereby acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable. Each Borrower hereby ratifies and confirms all that such attorney-in-fact may do or cause to be done by virtue of any provision of this Agreement.

     12.7 No Marshaling. The Lender shall not be required to marshal any present
          -------------
or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order. To the extent that it lawfully may, each of the Borrowers hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Lender's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Borrowers hereby irrevocably waives the benefits of all such laws.

     12.8  Application  of  Proceeds.  The  Lender  will  within  a time  period
           -------------------------
consistent with the terms of the Lockbox Agreement after receipt of cash or solvent credits from collection of items of payment, proceeds of Collateral or any other source pertaining to the Borrowers, apply the whole or any part thereof against the Obligations of the Borrowers secured hereby. After the occurrence and during the continuation of an Event of Default, the Lender shall further have the exclusive right to determine how, when and what application of such payments and such credits shall be made on the Obligations, and such determination shall be conclusive upon the Borrowers. After the occurrence and during the continuation of an Event of Default, any proceeds of any disposition by the Lender of all or any part of the Collateral may be first applied by the Lender to the payment of expenses incurred by the Lender in connection with the Collateral, including attorneys' fees and legal expenses as provided for in
Section 13 hereof. Any excess proceeds shall be promptly remitted to the Borrowers

     12.9 No Waiver. No Event of Default shall be waived by the Lender except in
          ---------
writing. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver of the exercise of the same or any other right at any other time; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. There shall be no obligation on the part of the Lender to exercise any remedy available to the Lender in any order. The remedies provided for herein are cumulative and not exclusive of any remedies provided at law or in equity. Each of the Borrowers agrees that in the event that the Borrowers fail to perform, observe or discharge any of their respective Obligations or liabilities under this Agreement or any other agreements with the Lender, no remedy of law will provide adequate relief to the Lender, and further agrees that the Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     12.10  Letters of Credit.  With  respect to all Letters of Credit for which
            -----------------
presentment for honor shall not have occurred at the time of an acceleration pursuant to this Section 12, the Borrowers shall at such time deposit in a cash
                 ----------
collateral account opened by the Lender an amount equal to the Letter of Credit Obligations then outstanding. Amounts held in such cash collateral account shall be applied by the Lender to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the Obligations, in such order of application as the Lender may, in its sole discretion, from time to time elect. After all such Letters of Credit shall have expired or been fully drawn upon, all commitments to make Loans hereunder have terminated and all other Obligations have been indefeasibly satisfied and paid in full in cash, the balance, if any, in such cash collateral account shall be returned to the Borrowers or such other Person as may be lawfully entitled thereto.

Section 13. MISCELLANEOUS.
            -------------

     13.1  Obligations  Absolute.   None  of  the  following  shall  affect  the
           ---------------------
Obligations of the Borrowers to the Lender under this Agreement or the Lender's rights with respect to the Collateral:

          (a) acceptance or retention by the Lender of other property or any interest in property as security for the Obligations;

          (b) release by the Lender of the Borrowers or all or any part of the Collateral or of any party liable with respect to the Obligations;

          (c) release, extension, renewal, modification or substitution by the Lender of any Note, or any note evidencing any of the Obligations, or the compromise of the liability of the Borrowers of the Obligations; or

          (d) failure of the Lender to resort to any other security or to pursue the Borrowers or any other obligor liable for any of the Obligations before resorting to remedies against the Collateral.

     13.2 Termination.  This Agreement shall not terminate until the termination
          -----------
of and the full and complete performance and indefeasible satisfaction of all the Obligations (other than contingent indemnification obligations and any matters which expressly survive pursuant to Section 14.3 hereof), whereupon Lender shall promptly cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral to or on the order of the Borrowers. Lender shall also execute and deliver to each Borrower upon such termination such UCC termination statements and such other documentation as shall be reasonably requested by such Borrower to effect the termination and release of the Liens and security interests in favor of Lender affecting the Collateral.

     13.3 Entire Agreement.  This Agreement and the other Loan Documents (i) are
          ----------------
valid, binding and enforceable against the Borrowers and the Lender in accordance with their respective provisions and no conditions exist as to their legal effectiveness; (ii) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof; and (iii) are the final expression of the intentions of the Borrowers and the Lender. No promises, either expressed or implied, exist between the Borrowers and the Lender, unless contained herein or therein. This Agreement, together with the other Loan Documents, supersedes all negotiations, representations, warranties, commitments, term sheets, discussions, negotiations, offers or contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof with respect to any matter, directly or indirectly related to the terms of this Agreement and the other Loan Documents. This Agreement and the other Loan Documents are the result of negotiations among the Lender, the Borrowers and the other parties thereto, and have been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and are the products of all parties. Accordingly, this Agreement and the other Loan Documents shall not be construed more strictly against the Lender merely because of the Lender's involvement in their preparation.

     13.4  Amendments;  Waivers.  No  delay  on the  part of the  Lender  in the
           --------------------
exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by the Lender and the Borrowers, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13.5 WAIVER OF DEFENSES. EACH OF THE BORROWERS, ON BEHALF OF ITSELF AND ANY
          ------------------
FUTURE GUARANTOR OF ANY OF THE OBLIGATIONS, WAIVES EVERY PRESENT AND FUTURE DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS AGREEMENT. PROVIDED THE LENDER ACTS IN GOOD FAITH, EACH OF THE BORROWERS RATIFIES AND CONFIRMS WHATEVER THE LENDER MAY DO PURSUANT TO THE TERMS OF THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS.

     13.6 FORUM  SELECTION AND CONSENT TO  JURISDICTION.  ANY  LITIGATION  BASED
          ---------------------------------------------
HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS

FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE BORROWERS FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE BORROWERS HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     13.7  WAIVER OF JURY  TRIAL.  THE LENDER AND EACH OF THE  BORROWERS,  AFTER
           ---------------------
CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT, ANY OF THE OTHER OBLIGATIONS, THE COLLATERAL, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE LENDER AND THE BORROWERS ARE ADVERSE PARTIES, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS.

     13.8  Assignability.  The Lender may at any time assign the Lender's rights
           -------------
in this Agreement, the other Loan Documents, the Obligations, or any part thereof and transfer the Lender's rights in any or all of the Collateral, and the Lender thereafter shall be relieved from all liability with respect to such Collateral; provided, that, at any time prior to the occurrence and continuance of an Event of Default, the Lender shall obtain the prior written consent of the Borrowers, which consent shall not be unreasonably withheld or delayed, to such assignment or transfer. In addition, the Lender may at any time without the consent of the Borrowers sell a participation in the Loans to one other party; provided, that such participation shall only transfer voting rights limited to changes in principal amounts, rates, fees and term. The Lender may with the prior written consent of the Borrowers sell participations in the Loans to more than one other party. The Borrowers may not sell or assign this Agreement, or any other agreement with the Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of the Lender. This Agreement shall be binding upon the Lender and the Borrowers and their respective legal representatives and successors. All references herein to the Borrowers shall be deemed to include any successors, whether immediate or remote. In the case of a joint venture or partnership, the term "Borrowers" shall be deemed to include all joint venturers or partners thereof, who shall be jointly and severally liable hereunder.

     13.9  Confirmations.  The Borrowers and the Lender agree from time to time,
           -------------
upon written request received by it from the other, to confirm to the other in writing the aggregate unpaid principal amount of each of the Loans.

     13.10  Confidentiality.  The Lender agrees to use  commercially  reasonable
            ---------------
efforts (equivalent to the efforts the Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by the Borrowers and designated as confidential, except that the Lender may disclose such information (a) to Persons employed or engaged by the Lender in evaluating, approving, structuring, enforcing or administering the Loans who agree to maintain confidentiality; (b) to any permitted assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 13.10 (and
                                                              -------------
any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by the Lender to be compelled by any court decree, subpoena or legal or administrative order or process but in such case, Lender shall endeavor to give the Borrowers prior written notice of such disclosure; (d) as, on the advice of the Lender's counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which the Lender and the Borrowers are a party; (f) to any nationally recognized rating agency that requires access to information about the Lender's investment portfolio in connection with ratings issued with respect to the Lender; or (g) that ceases to be confidential through no fault of the Lender.

     13.11 Binding Effect.  This Agreement shall become effective upon execution
           --------------
by the Borrowers and the Lender. If this Agreement is not dated or contains any blanks when executed by the Borrowers, the Lender is hereby authorized, without notice to the Borrowers, to date this Agreement as of the date when it was executed by the Borrowers, and to complete any such blanks according to the terms upon which this Agreement is executed.

     13.12 Governing Law. This Agreement,  the Loan Documents and any Note shall
           -------------
be delivered and accepted in and shall be deemed to be contracts made under and governed by the internal laws of the State of Illinois (but giving effect to federal laws applicable to national banks) applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

     13.13 Enforceability.  Wherever possible,  each provision of this Agreement
           --------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     13.14  Survival of Borrower  Representations.  All  covenants,  agreements,
            -------------------------------------
representations and warranties made by the Borrowers herein shall, notwithstanding any investigation by the Lender, be deemed material and relied upon by the Lender and shall survive the making and execution of this Agreement and the Loan Documents and the issuance of any Note, and shall be deemed to be continuing representations and warranties until such time as the Borrowers have fulfilled all of their applicable Obligations to the Lender, and the Lender has been indefeasibly paid in full in cash. The Lender, in extending financial accommodations to the Borrowers, is expressly acting and relying on the aforesaid representations and warranties.

     13.15  Extensions of Lender's  Commitment.  This Agreement shall secure and
            ----------------------------------
govern the terms of (i) any extensions or renewals of the Lender's commitment hereunder, and (ii) any replacement note executed by the Borrowers and accepted by the Lender in its sole and absolute discretion in substitution for any Note.

     13.16 Time of  Essence.  Time is of the  essence in making  payments of all
           ----------------
amounts due the Lender under this Agreement and in the performance and observance by the Borrowers of each covenant, agreement, provision and term of this Agreement.

     13.17 Counterparts; Facsimile Signatures. This Agreement may be executed in
           ----------------------------------
any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lender shall be deemed to be originals thereof.

     13.18 Notices.  Except as otherwise  provided herein,  the Borrowers waives
           -------
all notices and demands in connection with the enforcement of the Lender's rights hereunder. All notices, requests, demands and other communications provided for hereunder shall be in writing and addressed as follows:


             If to the Borrowers:      Kable Media Services, Inc.
                                       Kable News Company, Inc.,
                                       Kable Distribution Services, Inc.,
                                       Kable News Export, Ltd.
                                       Kable News International, Inc.
                                       Kable Fulfillment Services, Inc.,
                                       Kable Fulfillment Services of Ohio, Inc.
                                       Palm Coast Data Holdco, Inc.
                                       Palm Coast Data, LLC
                                       Kable Square
                                       Mount Morris, Illinois  61054-1473
                                       Attention: Bruce Obendorf
                                       Telephone No.: (815) 734-5232
                                       Facsimile No.:  (815) 734-5233
             with a courtesy copy to:  Amrep Corporation
                                       300 Alexander Park, Suite 204
                                       Princeton, NJ 08540
                                       Attention: Irving Needleman
                                       Telephone No.:  (609) 716-8211
                                       Facsimile No.:    (609) 716-8255

             with a courtesy copy to:  Drinker Biddle & Reath LLP
                                       One Logan Square
                                       18th and Cherry Streets
                                       Philadelphia, PA  19103-6996
                                       Attention: F. Douglas Raymond, III, Esq.
                                       Telephone No.:  (215) 988-2458
                                       Facsimile No.  (215) 988-2757

             If to the Lender:         LaSalle Bank National Association
                                       6958 Spring Creek Road
                                       Rockford, Illinois 61114
                                       Attention: Mr. Kent N. Kohlbacher
                                       Telephone No.: (815) 636-3965
                                       Facsimile No.:    (815) 636-7621

             with a courtesy copy to:  Scott & Kraus, LLC
                                       150 South Wacker Drive
                                       Suite 2900
                                       Chicago, Illinois 60606
                                       Attention: Drew J. Scott, Esq.
                                       Telephone No.: (312) 327-1055
                                       Facsimile No.:   (312) 327-1051


or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this subsection. All notices addressed as above shall be deemed to have been properly given (i) if served in person, upon acceptance or refusal of delivery;
(ii) if mailed by certified or registered mail, return receipt requested, postage prepaid, on the third (3rd) day following the day such notice is deposited in any post office station or letter box; or (iii) if sent by recognized overnight courier, on the first (1st) day following the day such notice is delivered to such carrier. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

     13.19 Release of Claims  Against  Lender.  In  consideration  of the Lender
           ----------------------------------
making the Loans, the Borrowers and all other Obligors do each hereby release and discharge the Lender of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which any Obligor may have against the Lender from the date of their respective first contact with the Lender until the date of this Agreement including, but not limited to, any claim arising from any reports (environmental reports, surveys, appraisals, etc.) prepared by any parties hired or recommended by the Lender. The Borrowers and all other Obligors confirm to Lender that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Agreement and the Loan Documents and do each acknowledge and agree that the Lender is relying upon this release in extending the Loans to the Borrowers.

     13.20 Costs,  Fees and Expenses.  The Borrowers  shall pay or reimburse the
           -------------------------
Lender for all reasonable costs, fees and expenses incurred by the Lender or for which the Lender becomes obligated in connection with the negotiation, preparation, consummation, collection of the Obligations or enforcement of this Agreement, the other Loan Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendment, supplement or waiver to any Loan Document), or during any workout, restructuring or negotiations in respect thereof, including, without limitation, reasonable consultants' fees and attorneys' fees and time charges of counsel to the Lender, which shall also include attorneys' fees and time charges of attorneys who may be employees of the Lender or any Affiliate of the Lender, plus costs and expenses of such attorneys or of the Lender; search fees, costs and expenses; and all taxes payable in connection with this Agreement or the other Loan Documents, whether or not the transaction contemplated hereby shall be consummated. In furtherance of the foregoing, the Borrowers shall pay any and all stamp and other taxes, UCC search fees, filing fees and other costs and expenses in connection with the execution and delivery of this Agreement, any Note and the other Loan Documents to be delivered hereunder, and agree to save and hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such costs and expenses. That portion of the Obligations consisting of costs, expenses or advances to be reimbursed by the Borrowers to the Lender pursuant to this Agreement or the other Loan Documents which are not paid on or prior to the date hereof shall be payable by the Borrowers to the Lender on demand. If at any time or times hereafter the Lender: (a) employs counsel for advice or other representation (i) with respect to this Agreement or the other Loan Documents,
(ii) to represent the Lender in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit, or proceeding (whether instituted by the Lender, the Borrowers, or any other Person) in any way or respect relating to this Agreement, the other Loan Documents or the Borrower's business or affairs, or (iii) to enforce any rights of the Lender against the Borrowers or any other Person that may be obligated to the Lender by virtue of this Agreement or the other Loan Documents; (b) takes any action to protect, collect, sell, liquidate, or otherwise dispose of any of the Collateral; and/or (c) attempts to or enforces any of the Lender's rights or remedies under the Agreement or the other Loan Documents, the costs and expenses incurred by the Lender in any manner or way with respect to the foregoing, shall be part of the Obligations, payable by the Borrowers to the Lender on demand.

     13.21  Indemnification.   The  Borrowers  agree  to  defend  (with  counsel
            ---------------
reasonably satisfactory to the Lender), protect, indemnify, exonerate and hold harmless each Indemnified Party from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and distributions of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel for each Indemnified Party thereto, which shall also include, without limitation, reasonable attorneys' fees and time charges of attorneys who may be employees of any Indemnified Party), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws, Environmental Laws, commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any of the Loan Documents, or any act, event or transaction related or attendant thereto, the preparation, execution and delivery of this Agreement and the Loan Documents, including, but not limited to, the making or issuance and management of the Loans, the use or intended use of the proceeds of the Loans, the enforcement of the Lender's rights and remedies under this Agreement, the Loan Documents, any Note, any other instruments and documents delivered hereunder, or under any other agreement between the Borrowers and the Lender; provided, however, that the Borrowers shall not have any obligations hereunder to any Indemnified Party with respect to matters determined by a court of competent jurisdiction by final and nonappealable judgment to have been caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Borrowers shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and failing prompt payment, together with interest thereon at the Default Rate from the date incurred by each Indemnified Party until paid by the Borrowers, shall be added to the Obligations of the Borrowers and be secured by the Collateral. The provisions of this Section shall survive the satisfaction and payment of the other Obligations and the termination of this Agreement.

     13.22  Revival and  Reinstatement  of  Obligations.  If the  incurrence  or
            -------------------------------------------
payment of the Obligations by any Obligor or the transfer to the Lender of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender, the Obligations shall automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     13.23 Customer  Identification - USA Patriot Act Notice.  The Lender hereby
           -------------------------------------------------
notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Act"), and the Lender's policies and practices, the Lender is required to obtain, verify and record certain information and documentation that identifies the Borrowers, which information includes the name and address of the Borrowers and such other information that will allow the Lender to identify the Borrowers in accordance with the Act.

     13.24 Interpretation.  If any provision in this Agreement requires judicial
           --------------
interpretation, the judicial body interpreting or construing such provision shall not apply the assumption that the terms hereof shall be more strictly construed against one party because of the rule that an instrument must be construed more strictly against the party which itself or through its agents prepared the same; the parties hereby agreeing that all parties and their agents have participated in the preparation hereof equally.

     13.25  Fraudulent  Transfer.  In order to avoid any  possibility  that this
            --------------------
Agreement or any other Loan Document may be ruled by a court of competent jurisdiction to be a fraudulent transfer or conveyance with respect to a Borrower, each Borrower and Lender hereby agree that, notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the maximum liability of a Borrower hereunder shall be limited to the greater of (a) the proceeds of the credit extended by Lender to the Borrowers under this Agreement and the other Loan Documents to the extent such proceeds are advanced, transferred or applied to or for the benefit of such Borrower, and (b) ninety-five percent (95.00%) of the difference between (i) the present fair salable value of such Borrower's assets as of the date of this Agreement or such other date as may be applicable under law, minus (ii) the amount of all liabilities of such Borrower, including probable exposure under contingent liabilities (including the amount under clause (a) above, but excluding any other probable exposure of such Borrower to Lender hereunder), as of such date.

                SECTION 14 CROSS-GUARANTY AND SURETYSHIP WAIVERS
                ------------------------------------------------

     14.1  Cross-Guaranty.  In addition  to, and without in any way limiting any
           --------------
Borrower's primary, direct, joint or several liability for any of the Obligations but subject to section 13.25, each Borrower (on a joint and several basis with the other Borrowers) hereby absolutely, unconditionally and irrevocably guaranties to the Lender the full and punctual payment and satisfaction of the Obligations of each and every other Borrower as and when due, whether at stated maturity, by acceleration or otherwise, and agrees to pay and satisfy in full any and all expenses that may be paid or incurred by the Lender in the collection of all or any portion of the Obligations or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of the Lender under this Agreement or any other Loan Document, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Obligations (together with the balance of this Subsection, the other Subsections of this Section and the general terms and provisions of this Agreement, collectively, the "Cross-Guaranty").

     14.2  Continuing  Agreement,  Payment in Accordance  with Terms,  Etc. Each
           ---------------------------------------------------------------
Borrower covenants and agrees that: (a) its joint and several liability for and Cross-Guaranty hereunder is a continuing liability for and guaranty of the full and timely payment and satisfaction of the Obligations, and such Borrower is not guarantying collectibility only, in each case whether the Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under the terms and provisions of this Agreement and the other Loan Documents monies may be advanced, repaid and readvanced and the outstanding balance of the Loan may be zero; (b) its obligations under its Cross-Guaranty are part of the "Obligations" under this Agreement and are secured by the Collateral; (c) the Cross-Guaranty may not be revoked or terminated by any Borrower until such time as the monetary Obligations shall have been fully paid and satisfied (other than any contingent indemnification, defense or similar obligation that by its express terms extends beyond such payment); (d) none of the Obligations shall be deemed to have been otherwise fully paid and satisfied so long as the Lender shall have any remaining commitment under this Agreement or any other Loan Documents; and (e) the Obligations will be paid and satisfied in full in accordance with the terms and provisions of this Agreement and the other Loan Documents without regard to any applicable law now or hereafter in effect in any jurisdiction that might cause or permit to be invoked any alteration by any guarantor, pledgor or other surety (including any Borrower to the extent a guarantor or otherwise determined to be a surety, each a "Surety"), any Borrower or any other Person (other than the Lender) in the time, amount or manner of payment of any of their respective obligations to the Lender under any of this Agreement and the other Loan Documents.

     14.3  Agreement  Absolute,  Survival of  Representations,  Etc. Each of the
           --------------------------------------------------------
payment obligations, cross guaranties, collateral grants, representations and warranties (as of the date(s) made or deemed made), covenants, waivers and other agreements and obligations of each Borrower (whether individual, joint, several or otherwise) contained in this Agreement and the other Loan Documents: (a) are and shall be absolute, irrevocable and unconditional, and shall survive and remain and continue in full force and effect in accordance with their respective terms and provisions, in each case without regard to (among other things) any invalidity, illegality, non-binding effect or unenforceability (in whole or in part) for any reason whatsoever of this Agreement or any other Loan Documents, or of any of the other terms and provisions of this Agreement, including (without limitation) by reason of the absence (in whole or in part) of any required authentication, authority, capacity, consent, consideration, disclosure, equivalent value, filing, notice, recordation, signature, writing or other action, or the presence (in whole or in part) of any contractual conflict, defense, illegality, misconduct, misrepresentation, mistake, prohibition, restriction or right of reimbursement, recoupment or setoff; (b) are and shall be absolute, irrevocable and unconditional with regard to, and shall survive and remain and continue in full force and effect in accordance with their respective terms and provisions following and without regard to, each of the following (among other things), (i) the execution and delivery of this Agreement or any other Loan Documents and the performance or non-performance of any Obligations or the obligations of any Surety under the Cross-Guaranty or any other Loan Documents ("Surety's Obligations"), (ii) any advance, accrual, payment, repayment or readvance of any amount under any other Loan Document, or any request or notice with respect thereto, or the inception, creation, acquisition, increase, decrease, satisfaction or existence from time to time of any Obligations or Surety's Obligations under any other Loan Document, in each case irrespective of the fact that from time to time the outstanding balance of the Loan and other monetary Obligations may be zero, (iii) any waiver, modification, extension, renewal, consolidation, spreading, amendment or restatement of or other change in any term or provision of (A) this Agreement or any other Loan Document or (B) any one or more of the Loan or other Obligations or any Surety's Obligations, including (without limitation) any extension or other change in the time, manner, place or other term of payment or performance of any of the foregoing, in each case except as and to the extent expressly modified by the terms and provisions of any such extension, change, waiver, modification, renewal, consolidation, spreading, amendment or restatement, (iv) any full, partial or non-exercise of any of the rights, powers, privileges, remedies and interests of the Lender under any other Loan Document or applicable law, against the Borrower, any Surety or any other Person or with respect to any of the Obligations, any Surety's Obligations, any other obligations or any collateral or security interest therein, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise), (v) any surrender, repossession, sequestration, foreclosure, conveyance or assignment (by deed in lieu or otherwise), sale, lease or other realization, dealing, liquidation or disposition respecting any collateral or setoff respecting any account or other asset in accordance with this Agreement, any other Loan Document or applicable law (except as and to the extent the Obligations have been permanently reduced by the application of the net proceeds thereof), (vi) the perfected or non-perfected status or priority of any mortgage or other security interest in any such collateral, which may be held without recordation, filing or other perfection (whether intentionally or otherwise), (vii) any release, settlement, adjustment, subordination or impairment of all or any part of the Obligations, any Surety's Obligations, any other obligations or any collateral or any security interest therein under or with respect to this Agreement, any other Loan Document or applicable law, whether intentionally or otherwise (except as and to the extent expressly modified by the terms and provisions of any such release, settlement or adjustment), (viii) any extension, stay, moratorium or statute of limitations or similar time constraint under any applicable law, (ix) any investigation, analysis or evaluation by the Lender or its designees of the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition (financial or otherwise) of any Borrower, any Surety, or any other Person, (x) any application to any obligations of any Borrower or any Surety other than any Obligations or Surety's Obligations of (A) any payments from such Person not specifically designated for application to the Obligations or Surety's Obligations or (B) any proceeds of collateral from such Person other than from the Collateral, (xi) any sale, conveyance, assignment, participation or other transfer by the Lender (in whole or in part) to any other Person of any one or more of this Agreement or any of this Agreement and the other Loan Documents or any one or more of the rights, powers, privileges, remedies or interests of the Lender herein or therein, or
(xii) any act or omission on the part of the Lender or any other Person or any other act, event or circumstance that otherwise might constitute a legal or equitable defense, counterclaim or discharge of a borrower, co-obligor, indemnitor, guarantor, pledgor or surety; in each case in such manner and order, upon such terms and provisions and subject to such conditions as the Lender may deem necessary or desirable in its sole and absolute discretion, without notice to or further assent from any Borrower, any Surety, or any other Person (except for such notices as may be expressly required to be given to such party under this Agreement or applicable other Loan Document), and without affecting any of the rights, powers, privileges, remedies and other interests of the Lender under this Agreement, the other Loan Documents and applicable law; and (c) shall remain and continue in full force and effect without regard to any of the foregoing acts, events or circumstances until all of the Obligations have been fully paid and satisfied (other than any contingent indemnification, defense or similar obligation that by its express terms extends beyond such payment); provided, however, that each Borrower retains the defense of payment.

     14.4   Waivers  of  Notice,   Etc.   Each   Borrower   hereby   absolutely,
            --------------------------
unconditionally, irrevocably and expressly waives forever each and all of the following except to the extent notice thereof is expressly required by this Agreement, any other Loan Document or applicable law: (a) acceptance and notice of any acceptance of this Agreement or any other Loan Document; (b) notice of any action taken or omitted in reliance hereon; (c) presentment and notice of any presentment; (d) demand for payment and notice of any such demand; (e) dishonor and notice of any dishonor; (f) protest and notice of any protest; (g) notice of any request for, any change in or any making, repayment or remaking of any loan, advance or other extension of credit at any time under this Agreement or any other Loan Document; (h) notice of any nonpayment or other event that constitutes, or with the giving of notice or the passage of time (or both) would constitute, any nonpayment, nonperformance, misrepresentation or other breach or default under this Agreement or any other Loan Document; (i) notice of any material and adverse effect, whether individually or in the aggregate, or other information respecting (A) the assets, business, cash flow, expenses, income, liabilities, operations, properties, prospects, reputation or condition (financial or otherwise) of any Borrower, any Surety or any other Person, (B) the ability of any of them to pay or otherwise satisfy (as and when due) any of their respective obligations under any of this Agreement and the other Loan Documents, or (C) any collateral securing the obligations of any of them under this Agreement and the other Loan Documents or its value or the validity, enforceability, perfection or priority of any security interest of the Lender therein; (j) notice of any act, event or circumstance described in subsection
(b) of the immediately preceding Section (i.e., Agreement Absolute, Survival of Representations, Etc.) ; and (k) any other proof, notice or demand of any kind whatsoever with respect to any or all of the Obligations or Surety's Obligations or promptness in making any claim or demand under this Agreement or any other Loan Document.

     14.5 No Personal Liability.  For the avoidance of doubt and notwithstanding
          ---------------------
anything in this Agreement to the contrary, Nicholas G. Karabots, the directors of the Principal Shareholder and the directors of the Borrowers ("Non-Liable Parties") shall have no personal liability by reason of this Agreement for any of the Obligations of any Borrower, including payment of principal, interest or any other amounts due Lender. The Lender shall have no recourse against the Non-Liable Parties, any entity controlling any Borrower (other than a Borrower), or their respective partners, directors, officers, members, managers, employees or agents for failure to pay principal and interest evidenced by the Notes or other costs or expenses under this Agreement or for the Borrowers' failure to perform their obligations hereunder and under the Loan Documents. The Lender shall never demand, claim or institute any suit, claim or demand at law or in equity against any of the Non-Liable Parties. Nothing contained in this paragraph shall be deemed to release, affect or impair the Obligations of the Borrowers or the Collateral or the Lender's rights to enforce its remedies under this Agreement.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Borrowers and the Lender have executed this Amended and Restated Loan and Security Agreement as of the date first above written.



---------------------------------------------------------------------------------------------------------------------
KABLE MEDIA SERVICES, INC.,                                  KABLE NEWS COMPANY, INC.,
a Delaware corporation                                       a Delaware corporation

By:      /s/ Bruce Obendorf                                  By:      /s/ Bruce Obendorf
         -----------------------------------------                    -----------------------------------------
         Bruce Obendorf,                                              Bruce Obendorf,
         Vice President                                               Senior Vice President

---------------------------------------------------------------------------------------------------------------------
KABLE NEWS EXPORT, LTD.,                                     KABLE NEWS INTERNATIONAL, INC., a Delaware corporation
a Delaware corporation
                                                             By:      /s/ Bruce Obendorf
                                                                      -----------------------------------------
By:      /s/ Bruce Obendorf                                           Bruce Obendorf,
         -----------------------------------------                    Treasurer
         Bruce Obendorf,
         Vice President

---------------------------------------------------------------------------------------------------------------------
KABLE FULFILLMENT SERVICES, INC., a Delaware corporation     KABLE  FULFILLMENT  SERVICES OF OHIO,  INC.,  a Delaware
                                                             corporation
By:      /s/ Bruce Obendorf
         -----------------------------------------
         Bruce Obendorf,                                     By:      /s/ Bruce Obendorf
         Vice President                                               -----------------------------------------
                                                                      Bruce Obendorf,
                                                                      Vice President

---------------------------------------------------------------------------------------------------------------------
KABLE DISTRIBUTION SERVICES, INC., a Delaware corporation    PALM  COAST  DATA,  LLC  a  Delaware  limited  liability
                                                             company
By:      /s/ Bruce Obendorf
         -----------------------------------------
         Bruce Obendorf,                                     By:      /s/ John Meneough
         Senior Vice President                                        -----------------------------------------
                                                                      John Meneough,
                                                                      President

---------------------------------------------------------------------------------------------------------------------
PALM COAST DATA HOLDCO, INC., a Delaware corporation

By:      /s/ John Meneough
         -----------------------------------------
         John Meneough,
         President


---------------------------------------------------------------------------------------------------------------------

Agreed and accepted:

LASALLE BANK NATIONAL ASSOCIATION,
a national banking association


By:      /s/ Kent N. Kohlbacher
         -----------------------------------------
         Kent N. Kohlbacher, First Vice President